SCHEDULE 14A

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

Russell Investment Company

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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RUSSELL INVESTMENT COMPANY

909 A STREET

TACOMA, WASHINGTON 98402

1-800-787-7354

July [    ], 2007

Dear Shareholder:

On behalf of the Board of Trustees (the “Board”) of Russell Investment Company (the “Trust”) we are pleased to invite you to a special meeting of the shareholders (the “Special Meeting”) of the Trust’s series (each a “Fund,” and, collectively, the “Funds”). The Special Meeting will be held on October 3, 2007 at 10:00 a.m., local time, at the Trust’s offices at 909 A Street, Tacoma, Washington 98402. At the Special Meeting, shareholders will be asked to:

•	Elect eight members of the Board,

•	Approve certain changes to the Amended and Restated Master Trust Agreement of the Trust,

•	Approve a change in status of the Real Estate Securities Fund from a “diversified company” to a “non-diversified company”,

•	Approve the liquidation of US Government Money Market Fund, and

•	Approve the liquidation of Tax Free Money Market Fund

as stated in the Notice of Special Meeting of Shareholders and further explained in the enclosed Proxy Statement.

A proxy card for the Special Meeting is enclosed. IT IS IMPORTANT THAT YOU COMPLETE, SIGN AND RETURN YOUR PROXY CARD, OR TAKE ADVANTAGE OF THE TELEPHONIC OR ELECTRONIC VOTING PROCEDURES DESCRIBED IN THE PROXY CARD, AS SOON AS POSSIBLE TO ENSURE THAT YOUR VOTE IS COUNTED AT THE SPECIAL MEETING. Your vote is important. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Computershare Fund Services, reminding you to vote. If you have any questions in connection with these materials, please call us at 1-800-787-7354.

Sincerely,

Gregory J. Lyons
Secretary

Note: You may receive more than one proxy card. PLEASE COMPLETE EACH CARD PROVIDED so that each Fund will have the quorum needed to conduct its business.

RUSSELL INVESTMENT COMPANY

909 A STREET

TACOMA, WASHINGTON 98402

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF

RUSSELL INVESTMENT COMPANY

TO BE HELD ON OCTOBER 3, 2007

To the shareholders of each of Equity I Fund, Equity II Fund, Equity Q Fund, Tax-Managed Large Cap Fund, Tax-Managed Mid & Small Cap Fund, International Fund, Emerging Markets Fund, Fixed Income I Fund, Fixed Income III Fund, Money Market Fund, Diversified Equity Fund, Special Growth Fund, Quantitative Equity Fund, International Securities Fund, Real Estate Securities Fund, Short Duration Bond Fund, Multistrategy Bond Fund, Tax Exempt Bond Fund, US Government Money Market Fund, Tax Free Money Market Fund, Select Growth Fund, Select Value Fund, Global Equity Fund, Equity Growth Strategy Fund, Growth Strategy Fund, Balanced Strategy Fund, Moderate Strategy Fund, Conservative Strategy Fund, Tax-Managed Global Equity Fund, Diversified Bond Fund, 2010 Strategy Fund, 2020 Strategy Fund, 2030 Strategy Fund, 2040 Strategy Fund and Russell Multi-Manager Principal Protected Fund (each a “Fund,” and, collectively, the “Funds”):

NOTICE IS HEREBY GIVEN that a special meeting of the shareholders (the “Special Meeting”) of Russell Investment Company (the “Trust”) will be held at the Trust’s offices located at 909 A Street, Tacoma, Washington, on October 3, 2007 at 10:00 a.m., local time, for the following purposes:

Proposal 1:	To elect eight members of the Board of Trustees of the Trust.

Proposal 2:	To approve certain changes to the Liquidation Provision of the Amended and Restated Master Trust Agreement of the Trust.

Proposal 3:	To approve certain changes to the Reorganization Provision of the Amended and Restated Master Trust Agreement of the Trust.

Proposal 4:	To approve a change in status of the Real Estate Securities Fund from a “diversified company” to a “non-diversified company”.

Proposal 5:	To approve the Liquidation of US Government Money Market Fund.

Proposal 6:	To approve the Liquidation of Tax Free Money Market Fund.

The attached Proxy Statement provides more information concerning each of the proposed items upon which shareholders will be asked to vote.

The Board of Trustees unanimously recommends that you vote in favor of the Proposals. Shareholders of record as of the close of business on July 9, 2007 are entitled to notice of and to vote at the Special Meeting or any adjournment thereof.

By Order of the Board of Trustees,

Tacoma, Washington	Gregory J. Lyons
July [ ], 2007	Secretary

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE SPECIAL MEETING! WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE SPECIAL MEETING, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES, OR TAKE ADVANTAGE OF THE TELEPHONIC OR INTERNET VOTING PROCEDURES DESCRIBED IN THE PROXY CARD. IF YOU DESIRE TO VOTE IN PERSON YOU MAY REVOKE YOUR PROXY PRIOR TO THE SPECIAL MEETING.

No matter how many shares you own, your vote is important. A proxy solicitor, Computershare Fund Services, has been retained to aid in obtaining votes and in answering questions you may have regarding the Proposals. The solicitor may call you as the meeting date approaches if you have not voted. Your prompt vote will help reduce solicitation costs and will mean that you can avoid receiving follow-up phone calls or mailings requesting your vote.

RUSSELL INVESTMENT COMPANY

909 A Street

Tacoma, Washington 98402

1-800-787-7354

PROXY STATEMENT

DATED JULY [    ], 2007

FOR A SPECIAL MEETING OF SHAREHOLDERS OF

Equity I Fund

Equity II Fund

Equity Q Fund

Tax-Managed Large Cap Fund

Tax-Managed Mid & Small Cap Fund

International Fund

Emerging Markets Fund

Fixed Income I Fund

Fixed Income III Fund

Money Market Fund

Diversified Equity Fund

Special Growth Fund

Quantitative Equity Fund

International Securities Fund

Real Estate Securities Fund

Short Duration Bond Fund

Multistrategy Bond Fund

Tax Exempt Bond Fund

US Government Money Market Fund

Tax Free Money Market Fund

Select Growth Fund

Select Value Fund

Global Equity Fund

Russell Multi-Manager Principal Protected Fund

Equity Growth Strategy Fund

Growth Strategy Fund

Moderate Strategy Fund

Balanced Strategy Fund

Conservative Strategy Fund

Diversified Bond Fund

2010 Strategy Fund

2020 Strategy Fund

2030 Strategy Fund

2040 Strategy Fund

Tax-Managed Global Equity Fund

(each a “Fund,” and, collectively, the “Funds”)

EACH A SERIES OF RUSSELL INVESTMENT COMPANY (the “Trust”)

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

AND THE PROXY STATEMENT

General Information About the Proposals

Q.	What is the purpose of this Proxy Statement?

A.	You are receiving these proxy materials - that include the Proxy Statement and one or more proxy cards - because you have the right to vote on important proposals concerning your investment in one or more of the Funds.

The purpose of this Proxy Statement is to seek shareholder approval of the matters in the table below (the “Proposals”). Following the table, before addressing the specific Proposals, this Proxy Statement provides you with important information regarding how the Funds operate.

	PROPOSAL	SHAREHOLDERS SOLICITED
1.	To elect eight members of the Board of Trustees of the Trust.	All Funds.

2.	To approve changes to the Liquidation Provision of the Amended and Restated Master Trust Agreement.	All Funds, except the Global Equity Fund.

3.	To approve changes to the Reorganization Provision of the Amended and Restated Master Trust Agreement.	All Funds, except the Global Equity Fund, 2010 Strategy Fund, 2020 Strategy Fund, 2030 Strategy Fund, and 2040 Strategy Fund.

4.	To approve a change in status of Real Estate Securities Fund from a “diversified company” to a “non-diversified company”.	Real Estate Securities Fund only.

5.	To approve the liquidation of US Government Money Market Fund.	US Government Money Market Fund only.

6.	To approve the liquidation of Tax Free Money Market Fund.	Tax Free Money Market Fund only.

Information About Voting

Q.	Who is asking for my vote?

A.	The Board of Trustees (the “Board” or the “Trustees”) of the Trust has requested your vote at the special meeting (the “Special Meeting”) of the shareholders (the “Shareholders”) of the Funds. The Special Meeting will be held at 10:00 a.m., local time, on October 3, 2007, at the Trust’s offices located at 909 A Street, Tacoma, Washington. The Trust proposes to mail on or about July 26, 2007 the Notice of Special Meeting, the proxy card and the Proxy Statement to Shareholders of record at the close of business on July 9, 2007.

Q.	Who is eligible to vote?

A.	The Trust has thirty-five series, or funds, in all. This Proxy Statement relates to all of those series (each a “Fund,” and, collectively, the “Funds”). Shareholders of record of the Funds at the close of business on July 9, 2007 (the “Record Date”) are entitled to notice of and to vote on the Proposals at the Special Meeting or at any adjournment of the Special Meeting. Shareholders of record will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold on each matter presented at the Special Meeting.

Q.	How do I vote my shares?

A.	You may vote your shares in writing, by executing the enclosed proxy card(s) and returning it as soon as possible in the envelope provided or by using the telephone or Internet voting procedures described in the proxy card(s). The giving of such a proxy will not affect your right to vote in person should you decide to attend the Special Meeting. To vote via the Internet, please access the website noted on the enclosed proxy card(s). To vote via the Internet, you will need the “control number” that appears on your proxy card. The Internet voting procedures are designed to authenticate Shareholder identities, to allow Shareholders to give their voting instructions and to confirm that Shareholders’ instructions have been recorded properly. If you vote via the Internet, you may incur costs associated with electronic access providers and telephone companies.

Proxy cards that are properly signed, dated and received at or prior to the Special Meeting and proper voting instructions received via telephone or the Internet will be voted as specified. If you sign, date and return the proxy card, but do not specify a vote for the Proposals, the persons named as proxies will vote your shares FOR electing each of the nominees to serve on the Board, FOR approval of the changes to the Liquidation Provision of the Amended and Restated Master Trust Agreement of the Trust, FOR approval of the changes to the Reorganization Provision of the Amended and Restated Master Trust Agreement of the Trust, FOR approval of a change in status of Real Estate Securities Fund from a “diversified company” to a “non-diversified company”, FOR approval of the liquidation of US Government Money Market Fund, and FOR approval of the liquidation of Tax Free Money Market Fund.

Q.	If I send my proxy card in now as requested, can I change or revoke my vote later?

A.	You may revoke your proxy at any time prior to its exercise by voting in person at the Special Meeting or by submitting, before the meeting, written notice of revocation, a later-dated proxy card or a later-dated vote via telephone or the Internet. Even if you plan to attend the Special Meeting, we ask that you return the enclosed proxy card. This will help us ensure that an adequate number of shares are present for the Special Meeting.

Q.	How do the Trustees recommend that I vote for these Proposals?

A.	The Trustees recommend that Shareholders vote FOR each Proposal.

Q.	Whom should I call for additional information about this Proxy Statement?

A.	Please call Computershare Fund Services, the Trust’s information agent, toll-free at 1-866-525-2720.

General Information About the Funds

Q.	How are the Funds managed?

A.	The Trust is an open-end, management investment company organized under the laws of the Commonwealth of Massachusetts, with principal offices located at 909 A Street, Tacoma, Washington 98402.

The Equity Growth Strategy Fund, Growth Strategy Fund, Moderate Strategy Fund, Balanced Strategy Fund, Conservative Strategy Fund, Tax-Managed Global Equity Fund, 2010 Strategy Fund, 2020 Strategy Fund, 2030 Strategy Fund, and 2040 Strategy Fund are funds of funds that invest in other Russell Investment Company (“RIC”) Funds (the “Funds of Funds”).

Under Massachusetts law, each Fund is a “sub-trust” of the Trust. The management of the business and affairs of the Trust is the responsibility of the Board. The Board oversees the Funds’ operations, including reviewing and approving the Funds’ contracts with the Funds’ investment adviser, Russell Investment Management Company (“RIMCo”) and the Funds’ respective sub-advisers (“Money Managers”). The Trust’s officers are responsible for the day-to-day management and administration of the Funds’ operations. For all Funds except the Money Market Fund, US Government Money Market Fund and the Funds of Funds, the Money Managers are responsible for selection of individual portfolio securities for the assets assigned to them. RIMCo currently manages the Money Market Fund and the US Government Money Market Fund.

For all Funds except the Funds of Funds, the Money Market Fund and the US Government Money Market Fund, RIMCo selects, subject to the approval of the Fund’s Board, Money Managers for the Funds, allocates Fund assets among Money Managers, oversees the Money Managers and evaluates the performance results. The Funds’ Money Managers select the individual portfolio securities for the assets assigned to them and either RIMCo or the Money Manager arranges for execution of portfolio securities transactions. RIMCo, as agent for RIC, pays the Money Managers’ fees for the Funds, as a fiduciary for the Funds, out of the advisory fee paid by the Funds to RIMCo. The remainder of the advisory fee is retained by RIMCo as compensation for the services described above and to pay expenses.

The Trust has received an exemptive order from the U.S. Securities and Exchange Commission (“SEC”) which permits RIMCo, with the approval of the Board, to engage and terminate Money Managers without a shareholder vote. Appendix B to this Proxy Statement lists the current Money Managers for the Funds. There may be changes to the Money Managers between the date you receive this proxy statement and the date of the meetings. However, the Money Managers will not change as a result of the Proposals that Shareholders are being asked to consider at the Special Meeting. A complete list of current money managers for the Funds is posted at www.russell.com.

PROPOSAL 1

TO ELECT EIGHT MEMBERS OF THE BOARD OF TRUSTEES

At their meeting held on May 22, 2007, the Trustees determined to present the election of eight Trustees to hold office until their respective successors are elected and qualified, of which seven currently serve as Trustees of the Trust. Of the seven Trustees who currently serve on the Board of the Trust, four have previously been elected by the Trust’s Shareholders. Each of the Trustees will continue to hold office during the lifetime of the Trust except as such Trustee sooner dies, retires (or reaches the mandatory retirement age of 72), resigns or is removed, as provided for in the Trust’s Amended and Restated Master Trust Agreement (the “Master Trust Agreement”). The Trust also has six Trustees Emeritus. Trustees Emeritus do not have the power to vote on matters coming before the Board, or to direct the vote of any Trustee, and generally are not responsible or accountable in any way for the performance of the Board’s responsibilities.

For election as Trustees at the Special Meeting, the Board has nominated Thaddas L. Alston, Kristianne Blake, Daniel P. Connealy, Jonathan Fine, Greg J. Stark, Raymond P. Tennison, Jr., Jack R. Thompson and Julie W. Weston (the “Nominees”). Mr. Alston, Mr. Fine, Mr. Stark and Mr. Thompson have not previously been elected by Shareholders. Mr. Stark will be deemed an “interested person” of the Trust for purposes of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) because of his affiliation with RIMCo. None of the other Nominees is an “interested person” of the Trust (collectively, the “Independent Trustees”). Each Nominee has indicated that he or she is willing to serve as a Trustee.

The proxies will vote for the election of each Nominee unless you withhold authority to vote for any or all of them in the proxy. If any or all of the Nominees should become unavailable for election due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the current Trustees may recommend.

In considering the Nominees for election as Trustees of the Trust, the Trustees took into account the qualifications of each Nominee and the concern for the continued efficient conduct of the Trust’s business. In particular, the Trustees considered the requirements of the 1940 Act as they apply to the election of Trustees generally and the Nominees in particular.

The Trust does not hold regular annual Shareholder meetings. The Board may call special meetings of Shareholders for action by Shareholder vote as may be required by the 1940 Act or required or permitted by the Master Trust Agreement and by-laws of the Trust. In compliance with the 1940 Act, Shareholder meetings will be held to elect Trustees whenever fewer than a majority of the Trustees holding office have been elected by the Shareholders or, in the case of filling vacancies, to assure that at least two-thirds of the Trustees holding office after vacancies are filled have been elected by Shareholders.

No Nominee is a party adverse to the Trust or any of its affiliates in any material pending legal proceedings, nor does any Nominee have an interest materially adverse to the Trust.

The following tables set forth information concerning the Nominees for the Board and officers of the Trust. The Russell Fund Complex consists of the Trust and Russell Investment Funds (“RIF”).

Nominees

Nominees for Election as Interested Trustees

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Greg J. Stark, Born May 3, 1968 909 A Street Tacoma, Washington 98402-1616	President and Chief Executive Officer since 2004	Until successor is chosen and qualified by Trustees	• President and CEO, RIC and RIF • Chairman of the Board, President and CEO, RIMCo • Chairman of the Board, President and CEO, RFD • Chairman of the Board and President, Russell Insurance Agency, Inc. (insurance agency (“RIA”)) • Until 2004, Managing Director of Individual Investor Services, FRC • 2000 to 2004, Managing Director, Sales and Client Service, RIMCo	44	None
* Each Trustee is subject to mandatory retirement at age 72.

Nominees for Election as Independent Trustees
Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES
Thaddas L. Alston Born April 7, 1945 909 A Street Tacoma, Washington 98402-1616	Trustee since 2006	Appointed until successor is duly elected and qualified	• Senior Vice President, Larco Investments, Ltd.	44	None

Kristianne Blake, Born January 22, 1954 909 A Street Tacoma, Washington 98402-1616	• Trustee since 2000 • Chairperson since 2005	• Appointed until successor is duly elected and qualified • Annual	• President, Kristianne Gates Blake, P.S. (accounting services) • Director and Chairman of the Audit Committee, Avista Corp. • Trustee and Chairman of the Operations and Distribution Committee, WM Group of Funds, 1999-2006 • February 2002 to June 2005, Chairman of the Audit Committee, RIC and RIF • Regent, University of Washington	44	• Director, Avista Corp; • Trustee, Principal Investors Fund (investment company); • Trustee, Principal Variable Contracts Fund (investment company)

Daniel P. Connealy Born June 6, 1946 909 A Street Tacoma, Washington 98402-1616	• Trustee since 2003 • Chairman of Audit Committee since 2005	• Appointed until successor is duly elected and qualified • Appointed until successor is duly elected and qualified	• June 2004 to present, Senior Vice President and Chief Financial Officer, Waddell & Reed Financial, Inc. • 2001 – 2003, Vice President and Chief Financial Officer, Janus Capital Group Inc.	44	None

Jonathan Fine Born July 8, 1954 909 A Street Tacoma, Washington 98402-1616	Trustee since 2004	Appointed until successor is duly elected and qualified	• President and Chief Executive Officer, United Way of King County, WA	44	None

Raymond P. Tennison, Jr. Born December 21, 1955 909 A Street Tacoma, Washington 98402-1616	• Trustee since 2000 • Chairman of the Nominating and Governance Committee since 2007	• Appointed until successor is duly elected and qualified. • Appointed until successor is duly elected and qualified	• President, Simpson Investment Company and several additional subsidiary companies, including Simpson Timber Company, Simpson Paper Company and Simpson Tacoma Kraft Company	44	None

Jack R. Thompson, Born March 21, 1949 909 A Street Tacoma, Washington 98402-1616	Trustee since 2005	Appointed until successor is duly elected and qualified	• September 2003 to present, Independent Board Chair and Chairman of the Audit Committee, Sparx Japan Fund • May 1999 to May 2003, President, Chief Executive Officer and Director, Berger Financial Group, LLC • May 1999 to May 2003, President and Trustee, Berger Funds	44	Director, Sparx Japan Fund

Julie W. Weston, Born October 2, 1943 909 A Street Tacoma, Washington 98402-1616	• Trustee since 2002	• Appointed until successor is duly elected and qualified	• Retired since 2000 • 1987 to 2002, Director, Smith Barney Fundamental Value Fund	44	None

	• Chairperson of the Investment Committee since 2006	• Appointed until successor is duly elected and qualified
* Each Trustee is subject to mandatory retirement at age 72.

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years
OFFICERS
Cheryl Wichers Born December 16, 1966 909 A Street Tacoma, Washington 98402-1616	Chief Compliance Officer since 2005	Until removed by Independent Trustees

•     Chief Compliance Officer, RIC

•     Chief Compliance Officer, RIF

•     Chief Compliance Officer, RIMCo

•     April 2002-May 2005, Manager, Global Regulatory Policy

•     1998-2002, Compliance Supervisor, Russell Investment Group

Greg J. Stark, Born May 3, 1968 909 A Street Tacoma, Washington 98402-1616	President and Chief Executive Officer since 2004	Until successor is chosen and qualified by Trustees

•     President and CEO, RIC and RIF

•     Chairman of the Board, President and CEO, RIMCo

•     Chairman of the Board, President and CEO, RFD

•     Chairman of the Board and President, Russell Insurance
Agency, Inc. (insurance agency (“RIA”))

•     Until 2004, Managing Director of Individual Investor
Services, FRC

•     2000 to 2004, Managing Director, Sales and Client Service,
RIMCo

Mark E. Swanson, Born November 26, 1963 909 A Street Tacoma, Washington 98402-1616	Treasurer and Chief Accounting Officer since 1998	Until successor is chosen and qualified by Trustees	• Treasurer, Chief Accounting Officer and CFO, RIC and RIF • Director, Funds Administration, RIMCo, RTC and RFD • Treasurer and Principal Accounting Officer, SSgA Funds
Thomas F. Hanly, Born November 17, 1964 909 A Street Tacoma, Washington 98402-1616	Chief Investment Officer since 2004	Until removed by Trustees	• Chief Investment Officer, RIC, RIF, FRC, RTC • Director and Chief Investment Officer, RIMCo and RFD • 1999 to 2003, Chief Financial Officer, FRC, RIC and RIF
Gregory J. Lyons, Born August 24, 1960 909 A Street Tacoma, Washington 98402-1616	Secretary since 2007	Until successor is chosen and qualified by Trustees	• Associate General Counsel and Assistant Secretary, FRC and RIA • Director and Secretary, RIMCo and RFD • Secretary and Chief Legal Counsel, RIC and RIF

Remuneration of the Trustees and Officers

The Trust pays fees only to the Independent Trustees. Compensation of officers and Trustees who are “interested persons” of the Trust is paid by RIMCo or its affiliates. The Trust’s officers are appointed by the Board and hold office until they resign, are removed or are otherwise disqualified to serve. The following represents the compensation paid to each Trustee for the fiscal year ended October 31, 2006. The Russell Fund complex consists of the Trust and RIF.

TRUSTEE COMPENSATION TABLE

FOR THE FISCAL YEAR ENDED OCTOBER 31, 2006

	AGGREGATE COMPENSATION FROM RIC	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF RIC EXPENSES	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION FROM RIC AND RUSSELL FUND COMPLEX PAID TO TRUSTEES
INTERESTED TRUSTEES
Lynn L. Anderson*	$0	$0	$0	$0
Michael J. Phillips**	$0	$0	$0	$0
INDEPENDENT TRUSTEES
Thaddas L. Alston***	$41,362	$0	$0	$43,000
Kristianne Blake	$139,880	$0	$0	$145,500
Daniel P. Connealy	$99,983	$0	$0	$104,000
Jonathan Fine	$87,966	$0	$0	$91,500
Raymond P. Tennison, Jr.	$90,369	$0	$0	$94,000
Jack R. Thompson	$88,446	$0	$0	$92,000
Julie W. Weston	$94,696	$0	$0	$98,500

*	Effective December 31, 2005, Mr. Lynn Anderson retired from the Board of Trustees.
**	Effective December 31, 2006, Mr. Phillips retired from the Board of Trustees
***	Mr. Alston was elected to the Board of Trustees effective May 1, 2006.

Trustees are paid an annual retainer plus meeting attendance and chairperson fees, both at the Board and Committee levels, in addition to any travel and other expenses incurred in attending Board and Committee meetings. The Trust’s officers and employees are paid by RIMCo or its affiliates.

Trustee Ownership of Fund Shares

The table below sets forth the dollar range of the value of the shares of each Fund, and the dollar range of the aggregate value of the shares of all funds in the Russell Fund Complex, owned directly or beneficially by the Trustees, including the Nominees, as of March 31, 2007. The Russell Fund Complex consists of the Trust and RIF.

EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES

FOR THE PERIOD ENDED MARCH 31, 2007

	DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND		AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEES IN RUSSELL FUND COMPLEX
INTERESTED TRUSTEES
Greg J. Stark*	None	None	None
INDEPENDENT TRUSTEES
Thaddas L. Alston**	None	None	None
Kristianne Blake	Equity Q Fund Select Value Fund	Over $100,00 Over $100,000	Over $100,000
Daniel P. Connealy	Equity I Fund Select Growth Fund Select Value Fund International Fund Emerging Markets Fund Fixed Income III Fund	$50,001-$100,000 $10,001-$50,000 $10,001-$50,000 $10,001-$50,000 $10,001-$50,000 $10,001-$50,000	Over $100,000
Jonathan Fine

Emerging Markets Fund

Fixed Income III Fund

Global Equity Fund

International Fund

Money Market Fund

Real Estate Securities Fund

Select Growth Fund

Select Value Fund

Equity I Fund

Equity II Fund

Equity Q Fund

Tax Exempt Bond Fund

Tax-Managed Large Cap Fund

Tax Free Money Market Fund

$50,001-$100,000
$10,001-$50,000
$10,001-$50,000
$50,001-$100,000
Over $100,000
$10,001-$50,000
$10,001-$50,000
$10,001-$50,000
$50,001-$100,000
$50,001-$100,000
$50,001-$100,00
$10,001-$50,000
$10,001-$50,000
		$1-$10,000	Over $100,000

Raymond P. Tennison, Jr.	Equity I Fund Equity II Fund Equity Q Fund International Fund Real Estate Securities Fund Select Value Fund Tax Exempt Bond Fund Tax Free Money Market Fund	Over $100,000 Over $100,000 Over $100,000 Over $100,000 $50,001-$100,000 $50,001-$100,000 $10,001-$50,000 $1-$10,000	Over $100,000
Jack R. Thompson	Emerging Markets Fund Real Estate Securities Fund Equity Growth Strategy Fund	$10,001-$50,000 $10,001-$50,000 $10,001-$50,000	$50,001-$100,000
Julie W. Weston	Fixed Income III Fund International Fund Real Estate Securities Fund Fixed Income I Fund Growth Strategy Fund	$10,001-$50,000 $1-$10,000 $10,001-$50,000 $10,001-$50,000 $10,001-$50,000	$50,001-$100,000

*	Mr. Stark is not currently a member of the Board of Trustees.
**	Mr. Alston was elected to the Board of Trustees effective May 1, 2006.

Board Meetings, Committees, and Other Related Matters

The Board of Trustees is responsible for overseeing generally the operation of the Funds, including reviewing and approving the Funds’ contracts with RIMCo, the Funds’ Adviser, and the Money Managers. Generally, a Trustee may be removed at any time by a vote of two-thirds of the Trust’s Shares. A vacancy in the Board is filled by a vote of a majority of the remaining Trustees so long as after filling such vacancy, two-thirds of the Trustees have been elected by shareholders.

There are six Trustees Emeritus. Trustees Emeritus do not have the power to vote on matters coming before the Board, or to direct the vote of any Trustee, and generally are not responsible or accountable in any way for the performance of the Board’s responsibilities.

The officers, all of whom are employed by and are officers of RIMCo or its affiliates, are responsible for the day-to-day management and administration of the Funds’ operations. The Board met seven times during the year ended December 31, 2006. The Board does not have a policy with regard to Trustee attendance at special meetings of the Shareholders. Each Trustee attended or participated telephonically in at least 75% of all Board and applicable committee meetings.

The Board does not provide a process for Shareholders to send communications to the Board. To date, the Board has not considered providing a process for Shareholders to send communications to the Board.

The Board of Trustees has established a standing Audit Committee, a standing Nominating and Governance Committee and a standing Investment Committee.

The Trust’s Board of Trustees has adopted and approved a formal written charter for the Audit Committee, which sets forth the Audit Committee’s current responsibilities. The Audit Committee’s primary functions are: (1) oversight of the Funds’ accounting and financial reporting policies and practices and their internal controls, and, as appropriate, the internal controls of certain service providers; (2) oversight of the quality and objectivity of the Funds’ financial statements and the independent audit thereof; and (3) to act as liaison between the Funds’ Independent Registered Public Accounting Firm and the full Board. The Audit Committee reviews the maintenance of the Funds’ records and the safekeeping arrangements of the Trust’s custodian, reviews both the audit and non-audit work of the Trust’s Independent Registered Public Accounting Firm, submits a recommendation to the Board as to the selection of Independent Registered Public Accounting Firm, and pre-approves (i) all audit and non-audit services to be rendered by the Independent Registered Public Accounting Firm for the Trust, (ii) all audit services provided to RIMCo, or any affiliate thereof that provides ongoing services to the Trust, relating to the operations and financial reporting of the Trust, and (iii) all non-audit services relating to the operations and financial reporting of the Trust, provided to RIMCo, or any affiliate thereof that provides ongoing services to the Trust, by any auditors with an ongoing relationship with the Trust. It is management’s responsibility to maintain appropriate systems for accounting and internal control and the auditor’s responsibility to plan and carry out a proper audit. Currently, the Audit Committee members consist of Messrs. Raymond P. Tennison, Jr., Daniel P. Connealy and Jonathan Fine, each of whom is an Independent Trustee. For the fiscal year ending October 31, 2006, the Audit Committee held four meetings.

The Trust’s Board of Trustees has adopted and approved a formal written charter for the Nominating and Governance Committee, which sets forth the Nominating and Governance Committee’s current responsibilities. A copy of the charter is not available on the Trust’s website, but can be found attached to this Proxy Statement under Appendix A. The primary functions of the Nominating and Governance Committee are to: (1) nominate and evaluate individuals for Trustee membership on the Board, including individuals who are not interested persons of the Trust for Independent Trustee membership; (2) supervise an annual assessment by the Trustees taking into account such factors as the Committee may deem appropriate; (3) review the composition of the Board; (4) review Trustee compensation; and (5) make nominations for membership on all Board committees and review the responsibilities of each committee. The Committee will not consider nominees recommended by Shareholders of the Funds. Currently, the Nominating and Governance Committee members consist of Messr. Raymond P. Tennison and Mses. Julie W. Weston and Kristianne Blake, each of whom is an Independent Trustee. For the fiscal year ending October 31, 2006, the Nominating and Governance Committee held two meetings.

In evaluating all candidates for membership on the Board, the Nominating and Governance Committee, according to its charter, should consider, among other factors that it may deem relevant:

•	whether or not the person is willing and able to commit the time necessary for the performance of the duties of a Trustee;

•	whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee;

•

the contribution which the person may be expected to make to the Board and the Trust, with consideration being given to the person’s business and professional experience, board experience, education and such other factors as the Nominating and Governance Committee, in its sole judgment, may consider relevant; and

•	the character and integrity of the person.

In evaluating Independent Trustee candidates, the Nominating and Governance Committee, according to its charter, should also consider, among other factors that it may deem relevant:

•	whether or not the person is an “interested person” as defined in the 1940 Act;

•

whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Trust management, RIMCo, any money manager or any other principal Trust service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the Trust’s retirement policies.

The Trust’s Board of Trustees has adopted and approved a formal written charter for the Investment Committee, which sets forth the Investment Committee’s current responsibilities. The

Investment Committee: (1) shall regularly review and monitor the investment strategies and investment performance of the Funds; (2) shall review the kind, scope, and format of, and the time periods covered by, the investment performance data and related reports provided to the Board; (3) may review the investment performance benchmarks and peer groups used in reports delivered to the Board; (4) may review such matters that are related to the investment strategies and investment performance of the Trust’s funds as would be considered by the Board as the Committee may deem to be necessary or appropriate; and (5) may meet with any officer of the Trusts, or officer or other representative of RIMCo, any subadviser to a fund or other service provider to the Trusts. Currently, the Investment Committee members consist of Mses. Julie W. Weston and Kristianne Blake and Messrs. Thaddas L. Alston and Jack R. Thompson, each of whom is an Independent Trustee. For the fiscal year ending October 31, 2006, the Investment Committee held three meetings.

Required Vote

The persons named on the proxy card intend, in the absence of contrary instructions, to vote all proxies in favor of the election of the Nominees. A Shareholder may vote for or withhold authority with respect to the Nominees. If an executed proxy card is received without voting instructions, the shares will be voted for the Nominees named herein. The Nominees have consented to being named in this Proxy Statement and to serve if elected. The Trust knows of no reason why the Nominees would be unable or unwilling to serve if elected. Should the Nominees become unable or unwilling to accept nomination or election prior to the Special Meeting, the persons named on the proxy card will exercise their voting power to vote for such substitute person or persons as the current Trustees of the Trust may recommend.

The Master Trust Agreement requires that the Trustees be elected by a “plurality” vote. Therefore, the eight Nominees who receive the greatest number of affirmative votes cast by the Shareholders of the Trust who are present at the Special Meeting in person or by proxy will be declared elected, provided that there is a sufficient number of shares represented in person or by proxy to meet the quorum requirements set forth in the Master Trust Agreement.

THE TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES,

RECOMMEND THAT THE SHAREHOLDERS OF EACH FUND

VOTE “FOR” THE ELECTION OF EACH OF THE EIGHT NOMINEES TO

SERVE ON THE BOARD OF TRUSTEES AS DESCRIBED IN

PROPOSAL 1. ANY EXECUTED UNMARKED PROXY CARDS THAT

ARE RETURNED ON A TIMELY BASIS WILL BE SO VOTED.

PROPOSAL 2

TO APPROVE CERTAIN CHANGES TO THE LIQUIDATION PROVISION

OF THE MASTER TRUST AGREEMENT

This proposal will be voted on by Shareholders of all Funds separately, except that Shareholders of the Global Equity Fund will not vote.

After careful consideration, the Board of Trustees has concluded that it is in the best interests of the Trust’s Shareholders to allow any Fund to be liquidated or terminated without the specific approval of the Shareholders of such Fund. To effect this change, the Board of Trustees has unanimously approved and recommends for approval by Shareholders an amendment to the Trust’s Amended and Restated Master Trust Agreement (“Master Trust Agreement”) providing an exception from the provision that gives Shareholders of certain Funds the right to vote on any potential liquidation or termination of those Funds. The amendment also clarifies and simplifies the liquidation and termination provision of the Master Trust Agreement.

The current liquidation provision of the Master Trust Agreement allows for Funds established on or after August 23, 2005 to be liquidated or terminated without Shareholder approval. Funds established before August 23, 2005 must receive Shareholder approval before a liquidation or termination can occur. The Board of Trustees believes that standardizing the liquidation provision for all Funds of the Trust may enhance efficiency in administering the various Funds. The revised liquidation provision would also give the Board of Trustees added flexibility to make decisions they feel are in the Shareholders’ best interests when considering a Fund liquidation or termination, without causing a Fund to incur the time and expense of soliciting Shareholder approval where, in the Board’s judgment this is in the best interest of Shareholders.

Although the Board of Trustees unanimously agrees that this amendment to the Master Trust Agreement is in the best interests of the Trust’s Shareholders, the amendment would remove the right of Shareholders of a Fund to vote on proposed liquidations or terminations of that Fund. Therefore, this amendment to the Master Trust Agreement must be approved by the Shareholders of those Funds. The amendment will not alter in any way the Board of Trustees’ existing fiduciary obligations to act with due care and in the Shareholders’ interests. Before using any new flexibility that the proposed amendment may afford, the Board of Trustees must first consider the Shareholders’ interests and then act in accordance with such interests. Notwithstanding the above, if the proposed amendment is approved, the Board of Trustees maintains the right, in its sole discretion, to seek Shareholder approval of a proposed termination of a Fund.

Section 4.2(d) of the Master Trust Agreement, attached hereto as Appendix E, addresses liquidations and terminations of Funds. If approved, Section 4.2(d) will be restated in its entirety as follows:

Termination. (1) The Trustees may, without the requirement of Shareholder approval, by vote of a majority of the Trustees or written instrument executed by a majority of their number then in office, terminate any Sub-Trust of the Trust, or any Class of any Sub-Trust, at any time by written notice to the Shareholders of that Sub-Trust or Class. Upon the termination of the Trust or any Sub-Trust of the Trust:

(i) The Trust or Sub-Trust of the Trust shall carry on no business except for the purpose of winding up its affairs;

(ii) The Trustees shall proceed to wind up the affairs of the Trust or Sub-Trust of the Trust and all the powers of the Trustees under this Agreement shall continue until the affairs of the Trust or Sub-Trust of the Trust shall have been wound up, including the power to fulfill or discharge the contracts of the Trust or Sub-Trust of the Trust, collect its assets, sell, convey, assign, exchange, transfer or otherwise dispose of all or any part of the remaining assets or assets of the Sub-Trust to one or more persons at public or private sale for consideration which may consist in whole or in part of cash, securities or other property of any kind, discharge or pay its liabilities, and to do all other acts appropriate to liquidate its business; and

(iii) After paying or adequately providing for the payment of all liabilities, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Trust or assets of the Sub-Trust, in cash or in kind or partly in cash and partly in kind, among the Shareholders of the Trust or the Sub-Trust according to their respective rights. The assets so distributable to the Shareholders of any particular Sub-Trust shall be distributed among such Shareholders in proportion to the number of Shares of that Sub-Trust held by them and recorded on the books of the Trust, adjusted for such distinctions between Shares of Classes of a Sub-Trust as the Trustees, in their discretion, deem just and equitable.

The foregoing provisions shall also apply, with appropriate modifications as determined by the Trustees, to the termination of any Class of any Sub-Trust.

(2) After termination of the Trust or Sub-Trust or Class and distribution to the Shareholders of the Trust or Sub-Trust or Class as herein provided, the Trustees shall thereupon be discharged from all further liabilities and duties hereunder with respect to the Trust or Sub-Trust or Class, and the rights and interests of all Shareholders of the Trust or Sub-Trust or Class shall thereupon cease.

(3) Notwithstanding the above provisions of Section 4.2(d), the termination of the following Sub-Trusts may not be authorized without the affirmative vote of a majority of the outstanding voting Shares, as defined in the 1940 Act, of that Sub-Trust:

•	[to be completed following the Shareholder Meeting]

Required Vote

The persons named on the proxy card intend, in the absence of contrary instructions, to vote all proxies in favor of the approval of the changes to the liquidation provision of the Master Trust Agreement set forth above for each Fund. A Shareholder may vote for or against the proposal for each Fund. If an executed proxy card is received without voting instructions, the shares will be voted to approve the proposal for each Fund.

Pursuant to the Master Trust Agreement, the Shareholders of each Fund will vote separately on the proposal. The Master Trust Agreement requires that in order for the proposal to be effective with respect to a Fund, the proposal must be approved by the vote of Shareholders of the Fund holding a majority of the shares of the Fund present at a meeting of Shareholders at which a quorum is present. Approval of the proposal by Shareholders of any one Fund is not contingent on the approval of the proposal by Shareholders of any other Fund. To the extent that the proposal is not approved by Shareholders of a Fund, then the termination of that Fund will continue to require approval by Shareholders of that Fund.

THE TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES,

RECOMMEND THAT THE SHAREHOLDERS OF EACH FUND VOTE

“FOR” THE APPROVAL OF CERTAIN CHANGES TO THE

LIQUIDATION PROVISION OF THE MASTER TRUST AGREEMENT

AS DESCRIBED IN PROPOSAL 2. ANY EXECUTED UNMARKED PROXY

CARDS THAT ARE RETURNED ON A TIMELY BASIS WILL BE SO VOTED.

PROPOSAL 3

TO APPROVE CERTAIN CHANGES TO THE REORGANIZATION PROVISION

OF THE MASTER TRUST AGREEMENT

This proposal will be voted on by Shareholders of all Funds separately, except that Shareholders of the following Funds will not vote: the Global Equity Fund, 2010 Strategy Fund, 2020 Strategy Fund, 2030

Strategy Fund, and 2040 Strategy Fund.

After careful consideration, the Board of Trustees has concluded that it is in the best interests of the Trust’s Shareholders to allow the reorganization of any Fund without the specific approval of the Shareholders of such Fund. To effect this change, the Board of Trustees has unanimously approved and recommends for approval by Shareholders an amendment to the Trust’s Amended and Restated Master Trust Agreement (“Master Trust Agreement”) providing an exception from the provision that gives Shareholders of certain Funds the right to vote on any potential reorganization of those Funds. The amendment also clarifies and simplifies the reorganization provision of the Master Trust Agreement.

The current reorganization provision of the Master Trust Agreement allows for Funds established on or after August 24, 2004 to be reorganized without Shareholder approval. Funds established before August 24, 2004 must receive Shareholder approval before a reorganization can occur. The Board of Trustees believes that standardizing the reorganization provision for all Funds of the Trust may enhance efficiency in administering the various Funds. The revised reorganization provision would also give the Board of Trustees added flexibility to make decisions they feel are in the Shareholders’ best interests when considering a Fund reorganization, without causing a Fund to incur the time and expense of soliciting Shareholder approval where, in the Board’s judgment this is in the best interest of Shareholders.

Although the Board of Trustees unanimously agrees that this amendment to the Master Trust Agreement is in the best interests of the Trust’s Shareholders, the amendment would remove the right of Shareholders of a Fund to vote on proposed reorganizations of that Fund. Therefore, this amendment to the Master Trust Agreement must be approved by the Shareholders of those Funds. The amendment will not alter in any way the Board of Trustees’ existing fiduciary obligations to act with due care and in the Shareholders’ interests. Before using any new flexibility that the proposed amendment may afford, the Board of Trustees must first consider the Shareholders’ interests and then act in accordance with such interests. Notwithstanding the above, if the proposed amendment is approved, the Board of Trustees maintains the right, in its sole discretion, to seek Shareholder approval of a potential reorganization of a Fund.

Section 7.2 of the Master Trust Agreement, attached hereto as Appendix F, addresses reorganizations of Funds. If approved, Section 7.2 will be restated in its entirety as follows:

Reorganization. The Trustees may, subject to the affirmative vote of a majority of the outstanding voting Shares, as defined in the 1940 Act, of each Sub-Trust voting separately by Sub-Trust, sell, convey, merge and transfer the assets of the Trust (any such transaction is referred to in this Section 7.2 as a “transfer”), to another trust, partnership, association or corporation organized under the laws of any state of the United States, in exchange for cash, shares or other securities with such transfer either (1) being made subject to, or with the assumption by the transferee of, the liabilities belonging to the Trust, or (2) not being made subject to, or not with the assumption of such liabilities.

Notwithstanding the above paragraph, the Trustees may, without the requirement of Shareholder approval, at any time by vote of a majority of the Trustees or written instrument executed by a majority of their number then in office, transfer the assets belonging to any one or more Sub-Trusts, to another trust, partnership, association or corporation organized under the laws of any state of the United States, or to the Trust to be held as assets belonging to another Sub-Trust of the Trust, in exchange for cash, shares or other securities (including, in the case of a transfer to another Sub-Trust of the Trust, Shares of such other Sub-Trust) with such transfer either (1) being made subject to, or with the assumption by the transferee of, the liabilities belonging to each Sub-Trust the assets of which are so transferred, or (2) not being made subject to, or not with the assumption of such liabilities. Following such transfer, the Trustees shall distribute such cash, shares or other securities (giving due effect to the assets and liabilities belonging to and any other differences among the various Sub-Trusts the assets belonging to which have so been transferred) among the Shareholders of the Sub-Trust the assets belonging to which have been so transferred; and if all of the assets of the Sub-Trust have been so transferred, the Sub-Trust shall be terminated.

The Trustees may, subject to the affirmative vote of a majority of the outstanding voting Shares, as defined in the 1940 Act, of each Sub-Trust voting separately by Sub-Trust, (1) consolidate the Trust, either as successor, survivor or non-survivor, with one or more other trusts, partnerships, associations or corporations organized under the laws of the Commonwealth of Massachusetts or any other state of the United States, to form a new consolidated trust, partnership, association or corporation under the laws of which any one of the constituent entities is organized, or (2) merge the Trust, either as successor, survivor or non-survivor, into one or more other trusts, partnerships, associations or corporations organized under the laws of the Commonwealth of Massachusetts or any other state of the United States, or have one or more such trusts, partnerships, associations or corporations merged into it, any such consolidation or merger to be upon such terms and conditions as are specified in an agreement and plan of reorganization entered into by the Trust, in connection therewith.

The Trustees may, without the requirement of Shareholder approval, at any time by vote of a majority of the Trustees or written instrument executed by a majority of their number then in office, (1) consolidate any one or more Sub-Trusts, either as successor, survivor or non-survivor, with one or more other trusts, partnerships, associations or corporations organized under the laws of the Commonwealth of Massachusetts or any other state of the United States, to form a new consolidated trust, partnership, association or corporation under the laws of which any one of the constituent entities is organized, or (2) merge any one or more Sub-Trusts, either as successor, survivor or non-survivor, into one or more other trusts, partnerships, associations or corporations organized under the laws of the Commonwealth of Massachusetts or any other state of the United States, or have one or more such trusts, partnerships, associations or corporations merged into it, any such consolidation or merger to be upon such terms and conditions as are specified in an agreement and plan of reorganization entered into by one or more Sub-Trusts, as the case may be, in connection therewith. The terms “merge” or “merger” as used herein shall also include the purchase or acquisition of any assets of any other trust, partnership, association or corporation which is an investment company organized under the laws of the Commonwealth of Massachusetts or any other state of the United States. The Trustees shall provide notice to affected Shareholders of a reorganization effected under this Section 7.2.

The foregoing provisions shall also apply, with appropriate modifications as determined by the Trustees, to the transfer, consolidation or merger of any Class of any Sub-Trust.

Notwithstanding the above provisions of Section 7.2, any transaction effected pursuant to this Section 7.2 with respect to any one of the following Sub-Trusts may not be authorized without the affirmative vote of the holders of a majority of the outstanding voting Shares, as defined in the 1940 Act, of that Sub-Trust:

•	[to be completed following the Shareholder meeting]

Required Vote

The persons named on the proxy card intend, in the absence of contrary instructions, to vote all proxies in favor of the approval of the changes to the reorganization provision of the Master Trust Agreement set forth above for each Fund. A Shareholder may vote for or against the proposal for each Fund. If an executed proxy card is received without voting instructions, the shares will be voted to approve the proposal for each Fund.

Pursuant to the Master Trust Agreement, the Shareholders of each Fund will vote separately on the proposal. The Master Trust Agreement requires that in order for the proposal to be effective with respect to a Fund, the proposal must be approved by the vote of Shareholders of the Fund holding a majority of the shares of the Fund present at a meeting of Shareholders at which a quorum is present. Approval of the proposal by Shareholders of any one Fund is not contingent on the approval of the proposal by Shareholders of any other Fund. To the extent that the proposal is not approved by Shareholders of a Fund, then the reorganization of that Fund will continue to require approval by Shareholders of that Fund.

THE TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES,

RECOMMEND THAT THE SHAREHOLDERS OF EACH FUND VOTE

“FOR” THE APPROVAL OF CERTAIN CHANGES TO THE

REORGANIZATION PROVISION OF THE MASTER TRUST AGREEMENT

AS DESCRIBED IN PROPOSAL 3. ANY EXECUTED UNMARKED PROXY

CARDS THAT ARE RETURNED ON A TIMELY BASIS WILL BE SO VOTED.

PROPOSAL 4

TO APPROVE A CHANGE IN STATUS OF

REAL ESTATE SECURITIES FUND FROM

A “DIVERSIFIED COMPANY” TO A “NON-DIVERSIFIED COMPANY”

This proposal will be voted on by Shareholders of Real Estate Securities Fund only.

After careful consideration, the Board of Trustees has concluded that it is in the best interests of the Trust’s Shareholders to change the status of Real Estate Securities Fund from a “diversified company” to a “non-diversified company.” To effect this change, the Board of Trustees has unanimously approved and recommends for approval by Shareholders a change in the status of Real Estate Securities Fund from a “diversified company” to a “non-diversified company.”

The Fund is presently a “diversified company” under the 1940 Act. This means that as to 75% of its assets, no individual security can represent more than 5% of the Fund’s total assets, and the Fund cannot own more than 10% of any one issuer’s outstanding voting securities. These restrictions do not apply to securities issued by the U.S. Government or any of its agencies or instrumentalities. The Fund’s diversification policy is a fundamental policy that can be changed only by a shareholder vote.

The Fund’s Board of Trustees approved a proposal from RIMCo to change the Fund’s status from a “diversified company” to a “non-diversified company,” subject to shareholder approval. If shareholders approve the proposed change in status, the Fund would become a “non-diversified company” under the 1940 Act. The change would enable the Fund to invest in the securities of a single issuer without limit under the 1940 Act.

Recently, consolidation in the Real Estate Investment Trust (“REIT”) industry has created a number of very large companies that are included in the FTSE NAREIT Equity REITs Index, the Fund’s benchmark index. As a diversified fund, the Fund is limited in its ability to take overweight positions in principal benchmark constituents. The proposed change to non-diversified status is intended to provide the Fund with more investment flexibility to respond to consolidation in the REIT industry and take larger positions in one or more issuers in the REIT industry. As a non-diversified company, however, the Fund would continue to operate in a manner so that it will qualify as a “regulated investment company” under the Internal Revenue Code (although it reserves the right not to qualify). If it qualifies, the Fund generally does not have to pay federal income taxes if more than 90% of its earnings are distributed to shareholders. To qualify, the Fund must meet a number of conditions, including a diversification requirement, at the close of each quarter of the taxable year. To satisfy the diversification requirement, at the end of each taxable year quarter, first, not more than 25% of the market value of the Fund’s total assets may be invested in (i) the securities (other than Government securities and securities of other regulated investment companies) of a single issuer, (ii) the securities (other than the securities of other regulated investment companies) of two or more issuers that are engaged in the same or related trades or businesses and are controlled by the Fund, or (iii) the securities of one or more qualified publicly-traded partnerships (i.e., publicly-traded partnerships other than those that derive at least 90% of their annual gross income from certain passive sources). Second, at least 50% of the market value of its total assets must be represented by cash and cash items (including receivables), Government securities and securities of other regulated investment companies, and other securities, with such other securities being limited such that (1) no more than 5% of the market value of the Fund’s total assets may be invested in the securities of a single issuer, and (2) the Fund must not own more than 10% of the outstanding voting securities of a single issuer.

As a non-diversified fund, the Fund may be subject to additional risk. To the extent the Fund invests a higher percentage of its assets in the securities of a single issuer or a group of issuers, the Fund’s performance will be more vulnerable to changes in the market value of the single issuer or group of issuers, and more susceptible to risks associated with a single economic, political or regulatory occurrence, than it would be had the Fund continued to operate as a diversified fund.

Required Vote

The persons named on the proxy card intend, in the absence of contrary instructions, to vote all proxies in favor of the approval of a change in status of Real Estate Securities Fund from a “diversified company” to a “non-diversified company”. A Shareholder may vote for or against the Proposal. If an executed proxy card is received without voting instructions, the shares will be voted to approve the Proposal.

The favorable vote of the holders of a “majority” (as defined in the 1940 Act) of the outstanding shares of the fund is required for the approval of the fund becoming non-diversified. Under the 1940 Act, the vote of the holders of a “majority” of the outstanding shares of the fund means the vote of the holders of the lesser of (a) 67% or more of its shares present at the special meeting or represented by proxy if the holders of 50% or more of its shares are so present or represented; or (b) more than 50% of its outstanding shares.

THE TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES,

RECOMMEND THAT THE SHAREHOLDERS OF THE REAL ESTATE SECURITIES FUND

VOTE “FOR” THE APPROVAL OF A CHANGE IN STATUS OF REAL ESTATE

SECURITIES FUND FROM A “DIVERSIFIED COMPANY” TO A “NON-DIVERSIFIED

COMPANY” AS DESCRIBED IN PROPOSAL 4. ANY EXECUTED UNMARKED PROXY

CARDS THAT ARE RETURNED ON A TIMELY BASIS WILL BE SO VOTED.

PROPOSAL 5

TO APPROVE THE LIQUIDATION OF

US GOVERNMENT MONEY MARKET FUND

This proposal will be voted on by Shareholders of US Government Money Market Fund only.

At its meeting held on May 22, 2007, the Trust’s Board, upon the recommendation of RIMCo, determined that it would be in the best interests of the US Government Money Market Fund (for purposes of this Proposal 5, the “Fund”) and its shareholders if the Fund were liquidated and dissolved in accordance with the Trust’s Amended and Restated Master Trust Agreement and Massachusetts law. Accordingly, the Board approved the termination of the Fund pursuant to a Plan of Liquidation (the “Plan”), a copy of which is attached to this Proxy Statement as Appendix G. The Plan provides for the liquidation of the Fund’s assets and the distribution to Fund shareholders of all of the proceeds of the liquidation. If the shareholders of the Fund approve the proposal, then the net proceeds (after deduction for amounts estimated to be necessary to satisfy the debts and liabilities of the Fund) will be paid to shareholders pro rata, in cash, as promptly as possible after the liquidation date, which is anticipated to be on or about October 23, 2007. Shareholder approval of the Fund’s liquidation and dissolution is required before the Fund can be terminated. For the reasons set forth below, the Board unanimously recommends that shareholders of the Fund vote to approve this Proposal.

Summary of Reasons for Termination

The Trustees believe, based upon information provided by RIMCo, that the termination of the Fund would be in the best interests of the Fund and its shareholders. RIMCo’s recommendation to liquidate the Fund is based upon a review of the Trust’s fund offerings. In addition to the Fund, the Trust currently offers two other money market funds, the Tax Free Money Market Fund and the Money Market Fund. RIMCo is recommending the liquidation of the Fund and the Tax Free Money Market fund in order to eliminate duplicative fund offerings and consolidate the distribution efforts of Russell Fund Distributors, the Trust’s principal underwriter. The Money Market Fund has a lower expense ratio than the Fund, and as a result has experienced growth in assets. The Fund, in contrast, has experienced a substantial loss in assets. RIMCo believes that if the present downward trend in assets of the Fund continues, as RIMCo expects that it will, the Fund’s expense ratio will rise, which would adversely affect shareholders.

Board Considerations

RIMCo reviewed with the Board the history of the Fund, its asset size and expenses. The Fund commenced operations on September 5, 1985. At its peak on December 31, 1996, the US Government Money Market Fund’s assets were approximately $240 million. As of April 30, 2007, the US Government Money Market Fund’s assets have decreased to approximately $28 million, representing a decline of approximately 90%. This decline has been the result of redemptions of Fund shares and the lack of any significant offsetting cash flow from sales of Fund shares. RIMCo has advised the Board that it does not anticipate that the Fund will experience sufficient asset growth in the future to reverse this decline in net assets. RIMCo believes that the Fund is not well positioned to attract new assets given the availability of other, more attractive funds with similar investment objectives.

The Board considered that the decrease in assets has caused the US Government Money Market Fund’s annual gross expense ratio to rise significantly, from 0.48% of net assets for the fiscal year ended 2003 to 0.56% of net assets for the fiscal year ended 2006.

The Board also considered RIMCo’s advice that there are no feasible alternatives to the liquidation and dissolution of the Fund. In this regard, RIMCo noted that the time, attention and expense to effect a merger with, or transfer of assets to, another appropriate fund in the Russell Fund Complex would not be justified in light of the Fund’s small size. RIMCo advised the Board that there are no funds within the Russell Fund Complex that have the same investment strategies as the US Government Money Market Fund, and that a merger with a different type of Fund would be inappropriate given the differences between the Funds.

RIMCo also advised the Board of the tax impact of the liquidation and dissolution of the Fund. RIMCo advised the Board that the liquidation of the Fund will be a taxable event for shareholders who do not hold Fund shares in a tax-advantaged account.

Based on their consideration, analysis and evaluation of the above factors and RIMCo’s recommendation, the Trustees (including the Trustees who are not “interested persons” (the “Independent Trustees”) as defined in the 1940 Act) concluded that it would be in the best interest of the Fund and its shareholders to liquidate the Fund promptly, in accordance with the Plan.

The Fund ceased sales of its shares to new investors on May 31, 2007. Shareholders of the Fund may exchange their shares for shares of the same class of another Russell Fund or redeem their shares prior to the liquidation date.

Plan of Liquidation

The Plan has been adopted by the Board. Under the Trust’s Amended and Restated Master Trust Agreement, before the Plan is made effective for a Fund it must be approved by the holders of a majority of the outstanding shares of that Fund (as defined below).

If the Plan is approved by the Fund’s shareholders, the Fund will (i) implement the Plan by dissolving and winding up its business and affairs, (ii) preserve the value of its assets and (iii) distribute its assets to its shareholders, in accordance with the Plan. The Trust shall cause the liquidation of the Fund’s assets to cash through the sale of its investments on or about October 23, 2007 (the “Liquidation Date”). RIMCo shall pay or provide reasonable reserves from Fund assets for the payment of all outstanding obligations, taxes and other liabilities of the Fund prior to the mailing of the liquidating distribution to shareholders.

Upon completion of the distribution of assets as provided in the Trust’s Amended and Restated Master Trust Agreement and the Plan, the Fund shall terminate and RIMCo shall be discharged of any and all future liabilities and duties with respect to the Fund and the investment advisory agreement with respect to the Fund shall be terminated.

The Fund will bear all expenses incurred by the Fund in carrying out the Plan, including but not limited to, all printing, legal, accounting, custodian and transfer agency fees, the expenses of any reports to shareholders attributable to the Fund’s liquidation and the costs of the Special Meeting. The Fund will bear any transactional expenses (such as brokerage commissions) related to implementing the Plan. Any expenses and liabilities attributed to a Fund subsequent to the mailing of the liquidating distribution and for which a reserve has not been established will be borne by RIMCo. After the date of mailing of the liquidating distribution, the dissolution of the Fund will be effected.

If the shareholders of the Fund do not approve the Plan, then the Fund will continue to exist as a registered investment company in accordance with its stated objectives and policies. In such a case, the Board would consider what, if any, steps to take concerning the Fund, including the possibility of re-solicitation of approval of the liquidation. In another proposal, you are being asked to vote on an amendment to RIC’s Amended and Restated Master Trust Agreement which would allow the liquidation of the Fund without the specific approval of the Shareholders of the Fund.

Material Federal Income Tax Consequences

Each shareholder who holds Fund shares in a taxable account and who receives a liquidating distribution will recognize gain (or loss) for federal income tax purposes equal to the amount, if any, by which the cash distributed exceeds (or is less than) the shareholder’s tax basis in the Fund shares. Assuming that the shareholder holds such shares as capital assets, any such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss.

Notwithstanding the foregoing, any loss realized by a shareholder in respect of Fund shares with a tax holding period of six months or less will be treated as long-term capital loss to the extent of any capital gain dividends with respect to such shares. The federal income tax treatment that a Fund shareholder would receive if such shareholder’s entire interest in the Fund were redeemed prior to the liquidation generally would be identical to the federal income tax treatment described above to a shareholder in liquidation of the shareholder’s interest in the Fund.

The tax consequences discussed herein may affect shareholders differently depending upon their particular tax situations unrelated to the liquidating distribution, and accordingly, this summary is not a substitute for careful tax planning on an individual basis.

SHAREHOLDERS MAY WISH TO CONSULT THEIR PERSONAL TAX ADVISERS CONCERNING THEIR PARTICULAR TAX SITUATIONS AND THE IMPACT THEREON OF RECEIVING THE LIQUIDATING DISTRIBUTION AS DISCUSSED HEREIN, INCLUDING ANY STATE, LOCAL AND FOREIGN TAX CONSEQUENCES.

The Fund anticipates that it will retain its qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended, during the liquidation period and, therefore, generally will not be taxed on any of its net income from the sale of its assets.

Required Vote

The persons named on the proxy card intend, in the absence of contrary instructions, to vote all proxies in favor of the approval of liquidation of US Government Money Market Fund. A Shareholder may vote for or against the Proposal. If an executed proxy card is received without voting instructions, the shares will be voted to approve the Proposal.

The Master Trust Agreement requires that Liquidation of a Fund be approved by the vote of Shareholders of the Trust holding a majority of the shares of the Trust entitled to vote, as defined in the 1940 Act. Under the 1940 Act, the vote of the holders of a “majority” of the outstanding shares of the fund means the vote of the holders of the lesser of (a) 67% or more of its shares present at the special meeting or represented by proxy if the holders of 50% or more of its shares are so present or represented; or (b) more than 50% of its outstanding shares.

THE TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES,

RECOMMEND THAT THE SHAREHOLDERS OF US GOVERNMENT MONEY

MARKET FUND VOTE “FOR” THE APPROVAL OF THE LIQUIDATION OF US

GOVERNMENT MONEY MARKET FUND AS DESCRIBED IN PROPOSAL 5.

ANY EXECUTED UNMARKED PROXY CARDS THAT

ARE RETURNED ON A TIMELY BASIS WILL BE SO VOTED.

PROPOSAL 6

TO APPROVE THE LIQUIDATION OF

TAX FREE MONEY MARKET FUND

This proposal will be voted on by Shareholders of Tax Free Money Market Fund only.

At its meeting held on May 22, 2007, the Trust’s Board, upon the recommendation of RIMCo, determined that it would be in the best interests of the Tax Free Money Market Fund (for purposes of this Proposal 6, the “Fund”) and its shareholders if the Fund were liquidated and dissolved in accordance with the Trust’s Amended and Restated Master Trust Agreement and Massachusetts law. Accordingly, the Board approved the termination of the Fund pursuant to a Plan of Liquidation (the “Plan”), a copy of which is attached to this Proxy Statement as Appendix H. The Plan provides for the liquidation of the Fund’s assets and the distribution to Fund shareholders of all of the proceeds of the liquidation. If the shareholders of the Fund approve the proposal, then the net proceeds (after deduction for amounts estimated to be necessary to satisfy the debts and liabilities of the Fund) will be paid to shareholders pro rata, in cash, as promptly as possible after the liquidation date, which is anticipated to be on or about October 23, 2007. Shareholder approval of the Fund’s liquidation and dissolution is required before the Fund can be terminated. For the reasons set forth below, the Board unanimously recommends that shareholders of the Fund vote to approve this Proposal.

Summary of Reasons for Termination

The Trustees believe, based upon information provided by RIMCo that the termination of the Fund would be in the best interests of the Fund and its shareholders. RIMCo’s recommendation to liquidate the Fund is based upon a review of the Trust’s fund offerings. In addition to the Fund, the Trust currently offers two other money market funds, the US Government Money Market Fund and the Money Market Fund. RIMCo is recommending the liquidation of the Fund and the US Government Money Market fund in order to eliminate duplicative fund offerings and consolidate the distribution efforts of Russell Fund Distributors, the Trust’s principal underwriter. The Money Market Fund has a lower expense ratio than the Fund, and as a result has experienced growth in assets. The Fund, in contrast, has experienced a substantial loss in assets. RIMCo believes that if the present downward trend in assets of the Fund continues, as RIMCo expects that it will, the Fund’s expense ratio will rise, which would adversely affect shareholders.

Board Considerations

RIMCo reviewed with the Board the history of the Fund, its asset size and expenses. The Fund commenced operations on May 8, 1987. At its peak on December 31, 1999, the Tax Free Money Market Fund’s assets were approximately $247 million. As of April 30, 2007, the Tax Free Money Market Fund’s assets decreased to approximately $52 million, representing a decline of approximately 69%. This decline has been the result of redemptions of Fund shares and the lack of any significant offsetting cash flow from sales of Fund shares. RIMCo has advised the Board that it does not anticipate that the Fund will experience sufficient asset growth in the future to reverse this decline in net assets. RIMCo believes that the Fund is not well positioned to attract new assets given the availability of other, more attractive funds with similar investment objectives.

The Board considered that the decrease in assets has caused the Tax Free Money Market Fund’s annual gross expense ratio (without giving effect to the expense cap) to rise significantly, from 0.36% of net assets for the fiscal year ended 2003 to 0.47% of net assets for the fiscal year ended 2006.

The Board also considered RIMCo’s advice that there are no feasible alternatives to the liquidation and dissolution of the Fund. In this regard, RIMCo noted that the time, attention and expense to effect a merger with, or transfer of assets to, another appropriate fund in the Russell Fund Complex would not be justified in light of the Fund’s small size. Moreover, RIMCo advised the Board that there are no funds in the Russell Fund Complex that have the same investment objective and that a merger of the fund with, or a transfer or its assets to, a different type of fund would be inappropriate for shareholders of the Fund.

RIMCo also advised the Board of the tax impact of the liquidation and dissolution of each Fund. RIMCo advised the Board that the liquidation of the Fund will be a taxable event for shareholders who do not hold Fund shares in a tax-advantaged account.

Based on their consideration, analysis and evaluation of the above factors and RIMCo’s recommendation, the Trustees (including the Trustees who are not “interested persons” (the “Independent Trustees”) as defined in the 1940 Act) concluded that it would be in the best interest of the Fund and its shareholders to liquidate the Fund promptly, in accordance with the Plan.

The Fund ceased sales of its shares to new investors on May 31, 2007. Shareholders of the Fund may exchange their shares for shares of the same class of another Russell Fund or redeem their shares prior to the liquidation date.

Plan of Liquidation

The Plan has been adopted by the Board. Under the Trust’s Amended and Restated Master Trust Agreement, before the Plan is made effective for a Fund it must be approved by the holders of a majority of the outstanding shares of that Fund (as defined below).

If the Plan is approved by the Fund’s shareholders, the Fund will (i) implement the Plan by dissolving and winding up its business and affairs, (ii) preserve the value of its assets and (iii) distribute its assets to its shareholders, in accordance with the Plan. The Trust shall cause the liquidation of the Fund’s assets to cash through the sale of its investments on or about October 23, 2007 (the “Liquidation Date”). RIMCo shall pay or provide reasonable reserves from Fund assets for the payment of all outstanding obligations, taxes and other liabilities of the Fund prior to the mailing of the liquidating distribution to shareholders.

Upon completion of the distribution of assets as provided in the Trust’s Amended and Restated Master Trust Agreement and the Plan, the Fund shall terminate and RIMCo shall be discharged of any and all future liabilities and duties with respect to the Fund and the investment advisory agreement with respect to the Fund shall be terminated.

The Fund will bear all expenses incurred by the Fund in carrying out the Plan, including but not limited to, all printing, legal, accounting, custodian and transfer agency fees, the expenses of any reports to shareholders attributable to the Fund’s liquidation and the costs of the Special Meeting. The Fund will bear any transactional expenses (such as brokerage commissions) related to implementing the Plan. Any expenses and liabilities attributed to a Fund subsequent to the mailing of the liquidating distribution and for which a reserve has not been established will also be borne by RIMCo. After the date of mailing of the liquidating distribution, the dissolution of the Fund will be effected.

If the shareholders of the Fund do not approve the Plan, then the Fund will continue to exist as a registered investment company in accordance with its stated objectives and policies. In such a case, the Board would consider what, if any, steps to take concerning the Fund, including the possibility of resolicitation of approval of the liquidation. In another proposal, you are being asked to vote on an amendment to RIC’s Amended and Restated Master Trust Agreement which would allow the liquidation of the Fund without the specific approval of the Shareholders of the Fund.

Material Federal Income Tax Consequences

Each shareholder who holds Fund shares in a taxable account and who receives a liquidating distribution will recognize gain (or loss) for federal income tax purposes equal to the amount, if any, by which the cash distributed exceeds (or is less than) the shareholder’s tax basis in the Fund shares. Assuming that the shareholder holds such shares as capital assets, any such gain or loss generally will be treated as long–term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short–term capital gain or loss.

Notwithstanding the foregoing, any loss realized by a shareholder in respect of Fund shares with a tax holding period of six months or less will be treated as long–term capital loss to the extent of any capital gain dividends received by the Shareholder with respect to such shares. Also, any loss realized by a shareholder in respect of Fund Shares with a tax holding period of six months or less will be disallowed to the extent of any exempt-interest dividends received by the Shareholder with respect to such Shares. The federal income tax treatment that a Fund shareholder would receive if such shareholder’s entire interest in the Fund were redeemed prior to the liquidation generally would be identical to the federal income tax treatment described above to a shareholder in liquidation of the shareholder’s interest in the Fund.

The tax consequences discussed herein may affect shareholders differently depending upon their particular tax situations unrelated to the liquidating distribution, and accordingly, this summary is not a substitute for careful tax planning on an individual basis.

SHAREHOLDERS MAY WISH TO CONSULT THEIR PERSONAL TAX ADVISERS CONCERNING THEIR PARTICULAR TAX SITUATIONS AND THE IMPACT THEREON OF RECEIVING THE LIQUIDATING DISTRIBUTION AS DISCUSSED HEREIN, INCLUDING ANY STATE, LOCAL AND FOREIGN TAX CONSEQUENCES.

The Fund anticipates that it will retain its qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended, during the liquidation period and, therefore, generally will not be taxed on any of its net income from the sale of its assets.

Required Vote

The persons named on the proxy card intend, in the absence of contrary instructions, to vote all proxies in favor of the approval of liquidation of Tax Free Money Market Fund. A Shareholder may vote for or against the Proposal. If an executed proxy card is received without voting instructions, the shares will be voted to approve the Proposal.

The Master Trust Agreement requires that Liquidation of a Fund be approved by the vote of Shareholders of the Trust holding a majority of the shares of the Trust entitled to vote, as defined in the 1940 Act. Under the 1940 Act, the vote of the holders of a “majority” of the outstanding shares of the fund means the vote of the holders of the lesser of (a) 67% or more of its shares present at the special meeting or represented by proxy if the holders of 50% or more of its shares are so present or represented; or (b) more than 50% of its outstanding shares.

THE TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES,

RECOMMEND THAT THE SHAREHOLDERS OF TAX FREE MONEY MARKET

FUND VOTE “FOR” THE APPROVAL OF THE LIQUIDATION OF TAX FREE

MONEY MARKET FUND AS DESCRIBED IN PROPOSAL 6.

ANY EXECUTED UNMARKED PROXY CARDS THAT ARE

RETURNED ON A TIMELY BASIS WILL BE SO VOTED.

OTHER BUSINESS

The Trustees know of no other business to be presented at the Special Meeting other than the Proposals, and do not intend to bring any other matters before the Special Meeting. However, if any additional matters should be properly presented, proxies will be voted in the discretion of the persons named as proxies.

INFORMATION ABOUT THE TRUST

Investment Advisor, Administrator and Transfer Agent

RIMCo provides or oversees the provision of all general management and administration, investment advisory and portfolio management services for the Funds and acts as transfer agent for the Funds. RIMCo develops the investment program for each of the Funds. Except for the Money Market Fund, US Government Money Market Fund and the Funds of Funds, RIMCo selects Money Managers for the Funds (subject to approval by the Board), allocates assets among Money Managers, monitors the Money Managers’ investment programs and results, and may exercise investment discretion over certain assets. RIMCo currently acts as Money Manager for the Money Market Fund and the US Government Money Market Fund and recommends Money Managers to the Tax Free Money Market Fund, oversees them, and evaluates their results. RIMCo’s mailing address is 909 A Street, Tacoma, Washington 98402. Unlike most investment companies that have a single organization that acts as both administrator and investment advisor, the Funds divide responsibility for corporate management and investment advice between RIMCo and a number of different Money Managers. A list of the Money Managers and their addresses is provided in Appendix B to this Proxy Statement.

Distributor

Russell Fund Distributors, Inc. (the “Distributor”) serves as the distributor of the Trust’s shares. The Distributor receives no compensation from the Trust for its services other than Rule 12b-1 compensation and shareholder services compensation for certain classes of shares pursuant to the Trust’s Rule 12b-1 Distribution Plan and Shareholder Services Plan, respectively. The Distributor is a wholly owned subsidiary of RIMCo and its mailing address is 909 A Street, Tacoma, WA 98402.

Custodian

The Trust’s custodian is State Street Bank and Trust Company and its mailing address is Josiah Quincy Building, 200 Newport Avenue, North Quincy, MA 02171.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PwC”) serves as the Independent Registered Public Accounting Firm of the Trust. PwC is responsible for performing annual audits of the financial statements and financial highlights of the Funds in accordance with the auditing standards of the Public Company Accounting Oversight Board and a review of federal tax returns. The mailing address of PwC is 1420 Fifth Avenue, Suite 1900, Seattle, WA 98101.

Upon the recommendation of the Audit Committee, the Board selected the firm of PwC as the independent registered public accounting firm of the Trust for the fiscal year ending October 31, 2007.

Audit Fees. The aggregate fees billed by PwC for professional services rendered for the audit of the Trust’s annual financial statements for the fiscal years ended October 31, 2005 and 2006 were $933,179 and $1,069,000, respectively.

Audit-Related Fees. PwC billed aggregate fees for assurance and related services rendered that are reasonably related to the audit of the Trust’s annual financial statements but not reported under “Audit-Fees” above for the fiscal years ended October 31, 2005 and 2006 of $94,530 and $110,799, respectively.

Tax Fees. The aggregate fees billed by PwC for professional services rendered for tax compliance, tax advice and tax planning for the fiscal years ended October 31, 2005 and 2006 were $613,073 and $615,975, respectively.

All Other Fees. The aggregate fees billed by PwC for professional services rendered for products and services other than those described above for the fiscal years ended October 31, 2005 and 2006 were $16,250 and $17,500, respectively. Substantially all of these services were rendered in connection with the issuance of consent letters related to filings by the Trust with the Securities and Exchange Commission.

The Audit Committee has considered whether the services described above are compatible with PwC’s independence. The Audit Committee has also considered whether the provision of all other non-audit services rendered to RIMCo, or an affiliate thereof that provides ongoing services to the Trust, is compatible with maintaining PwC’s independence. The Audit Committee has adopted a policy requiring pre-approval by the committee of all services (audit and non-audit) to be provided to the Trust by its independent registered public accounting firm. In accordance with that policy, the Audit Committee has given its approval for the provision of audit services by PwC for the fiscal year ended October 31, 2006 and has also given its general pre-approval (“general pre-approval”) for up to a year in advance for the provision by PwC of particular categories or types of audit-related, tax and permitted non-audit services (including permitted non-audit services to the Trust, RIMCo and any entity controlling, controlled by, or under common control with RIMCo that provides ongoing services to the Trust), subject to specific budgets. Services which have not received general pre-approval or which exceed their budgets must receive specific approval of the Audit Committee (“specific approval”). In cases where the Audit Committee’s pre-approval is not covered by one of those approvals, the policy provides that the Audit Committee may delegate general or specific pre-approval authority to one or more of its members, and that any such pre-approvals will then be communicated for informational purposes only to the full Audit Committee at its next scheduled meeting. To date, no such delegation of authority has been made by the Audit Committee.

Pre-approval has not been waived in respect of services described under “Audit-Related Fees,” “Tax Fees” or “All Other Fees” since the date on which the aforementioned pre-approval procedures were adopted by the Audit Committee.

The aggregate non-audit fees billed by PwC for services rendered to the Trust and to RIMCo, or an affiliate thereof that provides ongoing services to the Trust, for the fiscal years ended October 31, 2005 and 2006 were $77,450 and $61,500, respectively.

Representatives of PwC are not expected to be present at the Special Meeting, but will be given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

Massachusetts State Law Considerations

The Trust is an entity of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Master Trust Agreement contains an express disclaimer of Shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of the Trust’s property for any Shareholder held personally liable for the obligations of the Trust. The Master Trust Agreement also provides that the Trust may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, the Shareholders of the sub-trusts, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk that a Shareholder would incur financial loss on account of Shareholder liability also is limited to circumstances in which both inadequate insurance exists and the Trust itself is unable to meet its obligations.

Under Massachusetts law, the Trust is not required to hold annual meetings. In the past, the Funds have availed themselves of these provisions of state law to achieve cost savings by eliminating printing costs, mailing charges and other expenses involved to hold routine annual meetings. The Funds may, however, hold a meeting for such purposes as changing fundamental investment restrictions, approving a new investment management agreement or any other matters which are required to be acted on by Shareholders under the 1940 Act. In addition, a meeting also may be called by Shareholders holding at least 10% of the shares entitled to vote at the meeting for the purpose of voting upon the removal of Trustees, in which case Shareholders may receive assistance in communicating with other Shareholders as provided in Section 16(c) of the 1940 Act. The Trust is holding the Special Meeting because of the items that must be presented for Shareholders’ consideration and approval.

FURTHER INFORMATION ABOUT VOTING AND THE SPECIAL MEETING

Voting Procedures

This Proxy Statement is provided on behalf of the Board in connection with the Special Meeting of the Trust to be held at the offices of the Trust at 909 A Street, Tacoma, Washington 98402, on October 3, 2007, at 10:00 a.m., local time, and any or all adjournments thereof. This Proxy Statement is first being mailed to Shareholders on or about July 26, 2007. You may revoke your proxy at any time before it is exercised by signing and forwarding a later-dated proxy card or a later-dated vote via telephone or the Internet, or by attending the Special Meeting and casting your votes in person.

The Trust requests that broker-dealer firms, custodians, nominees and fiduciaries forward proxy material to the beneficial owners of the shares held of record by such persons. The Trust may reimburse such broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation. The cost of soliciting these proxies will be borne by each Fund, to the extent of its direct operational expenses, and by RIMCo. The Trust has engaged Computershare Fund Services to solicit proxies from brokers, banks, other institutional holders and individual Shareholders for an estimated fee, including out-of-pocket expenses, of $535,000 to $1,100,000.

Record Date

Shareholders of record at the close of business on the Record Date, July 9, 2007, are entitled to be present and to vote at the Special Meeting or any adjournment of the Special Meeting. Each share of record is entitled to one vote on each matter presented at the Special Meeting, with proportionate votes for fractional shares.

Shares Outstanding

Appendix D sets forth the number of shares of beneficial interest of each class of each Fund outstanding as of June 15, 2007.

Voting Rights

The number of shares that you may vote is the total of the number shown on the proxy ballot(s) accompanying this Proxy Statement. Shareholders are entitled to one vote for each full share and a proportionate vote for each fractional share held.

Quorum, Voting and Adjournment

The Master Trust Agreement provides that a quorum shall be present at a meeting when a majority of the shares entitled to vote is present at the meeting, but any lesser number shall be sufficient for adjournments. In the event that a quorum is not present at the Special Meeting or sufficient votes to approve a Proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. A Shareholder vote may be taken on any other matter to properly come before the Special Meeting prior to such adjournment if sufficient votes to approve such matters have been received and such vote is otherwise appropriate. Any adjournment of the Special Meeting will require the affirmative vote of a majority of those shares present at the Special Meeting or represented by proxy and voting. The persons named as proxies on the proxy card will vote against any such adjournment those proxies required to be voted against such Proposal. They will vote in favor of an adjournment all other proxies that they are entitled to vote. The costs of any such additional solicitation and of any adjourned session will be borne by the Trust.

Abstentions and broker “non-votes” (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be counted as shares that are present for purposes of determining the presence of a quorum, but which have not been voted. Abstentions and broker non-votes will not be counted in favor of, but will have no other effect on, Proposal 1, and will have the effect of a “no” vote on all other Proposals. Accordingly, Shareholders are urged to forward their proxy card or voting instructions promptly.

To the extent that any of shares of a Fund are owned directly by any Fund of Funds, those shares will be voted directly by the Funds of Funds in the same proportion as all other votes received from the other holders of such Fund’s shares (so-called “echo voting”). Broker “non-votes” will be excluded in determining the echo vote.

Expenses

The Trust will pay the expenses in connection with this Notice and Proxy Statement and the Special Meeting, including the printing, mailing, solicitation and vote tabulation expenses and out-of-pocket expenses.

Beneficial Owners

As of May 7, 2007, the officers and Trustees, including the Nominees, of the Trust as a group beneficially owned less than 1% of the shares of each class of each Fund outstanding on such date. As of June 15, 2007, to the best of the Trust’s knowledge, no person owned beneficially more than 5% of any class of any Fund, except as set forth in Appendix C.

Shareholder Proposals

The Trust is not required, and does not intend, to hold regular annual meetings of Shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of Shareholders should send their written proposals to the Trust’s offices, 909 A Street, Tacoma, Washington 98402, Attn: Secretary, so they are received within a reasonable time before any such meeting. The Trustees know of no business, other than the matters mentioned in the Notice and described above, that is expected to come before the Special Meeting. Should any other matter requiring a vote of Shareholders arise, including any question as to an adjournment or postponement of the Special Meeting, the persons named as proxies will vote on such matters according to their best judgment in the interests of the Trust.

Annual and Semi-Annual Reports

The Funds’ most recent audited financial statements and Annual Report, for the fiscal year ended October 31, 2006, and the Funds’ Semi-Annual Report for the period ended April 30, 2007 have been previously mailed to Shareholders, and are available free of charge. If you have not received one of these Reports for the Fund(s) in which you are an investor, or would like to receive additional copies, free of charge, please contact your financial intermediary or contact the Trust by mailing a request to Russell Investment Company, 909 A Street, Tacoma, WA 98402, calling 1-800-787-7354, faxing 253-591-3495, or logging onto www.russell.com.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY BALLOT(S) (OR TAKE ADVANTAGE OF AVAILABLE ELECTRONIC OR TELEPHONIC VOTING PROCEDURES) PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By Order of the Board,

Gregory J. Lyons
Secretary

APPENDIX A

BOARD OF TRUSTEES

FRANK RUSSELL INVESTMENT COMPANY1

NOMINATING AND GOVERNANCE COMMITTEE CHARTER

Nominating and Governance Committee Membership

The Nominating and Governance Committee (the “Committee”) shall be composed entirely of Trustees (“Independent Trustees”) who are not “interested” persons of Frank Russell Investment Company (“FRIC”) as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”).

Board Nominations and Functions

1.	The Committee shall make nominations to the FRIC Board of Trustees (the “Board”) for Trustee membership on the Board. The Committee shall evaluate candidates’ qualifications for Board membership and, in the case of Independent Trustee candidates, their independence from Frank Russell Investment Management Company (“FRIMCo”), FRIC’s investment manager, and from sub-advisors to FRIC’s portfolios (“money managers”) and other principal service providers. In evaluating all candidates for membership on the Board, the Committee should consider, among other factors that it may deem relevant:

•	whether or not the person is willing and able to commit the time necessary for the performance of the duties of a Trustee;

•	whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee;

•

the contribution which the person may be expected to make to the Board and FRIC, with consideration being given to the person’s business and professional experience, board experience, education and such other factors as the Committee, in its sole judgment, may consider relevant; and

•	the character and integrity of the person.

In evaluating Independent Trustee candidates, the Committee should also consider, among other factors that it may deem relevant:

•	whether or not the person is an “interested person” as defined in the 1940 Act;

•

whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with FRIC management, FRIMCo, any money manager or any other principal FRIC service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes; and

[1]	On July 1, 2006, Frank Russell Investment Company changed its name to Russell Investment Company.

•	whether or not the selection and nomination of the person would be consistent with the requirements of FRIC’s retirement policies.

After a determination by the Committee that a person should be selected and nominated as an Independent Trustee, the Committee shall present its recommendation to the Board for its consideration.

2.	The Committee shall supervise an annual assessment by Trustees, which assessment shall take into account such factors as the Committee may deem appropriate. The results of the assessment shall be summarized and presented to the Board for consideration as to any appropriate actions.

3.	The Committee shall periodically review the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board.

4.	The Committee shall periodically review Independent Trustee compensation and shall recommend any appropriate changes to the Independent Trustees as a group.

Committee Nominations and Functions

1.	The Committee shall make nominations to the Board for membership on all committees of the Board and shall review committee assignments at least annually.

2.	The Committee shall review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the Board.

Independent Trustee Education

1.	The Committee shall supervise an orientation program for newly-elected Independent Trustees designed to familiarize such Independent Trustees with the business and regulation of registered investment companies generally; the respective roles of FRIMCo, the Board and the Independent Trustees in the business and affairs of FRIC; and such other matters as the Committee, in its sole judgment, shall deem appropriate.

2.	The Committee shall establish policies and practices with respect to Independent Trustee attendance at industry conferences and events.

Other Powers and Responsibilities

1.	The Committee shall monitor the performance of legal counsel employed by FRIC and the Independent Trustees, and shall be responsible for the supervision of counsel for the Independent Trustees.

2.	The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the appropriate portfolio(s) of FRIC.

3.	The Committee may request, and FRIC’s management shall provide, such information and analyses and access to FRIC’s officers, agents, representatives and service providers, including FRIMCo, as shall be reasonably necessary for the Committee to carry out its responsibilities.

4.	The authority, powers and rights of the Committee as described in this Charter are not intended and shall not operate to reduce, restrict or limit in any manner whatsoever the authority, powers and rights which are granted to the Board and Committees thereof, including the Committee, under the Master Trust Agreement or By-laws of FRIC. In the event of any inconsistency between this Charter and either of such organizational documents, the provisions of the latter shall be given precedence.

5.	At any meeting of the Committee, a majority of the Independent Trustees on the Committee shall constitute a quorum. Any action may be taken by the Committee at a meeting at which there is a quorum present by a vote of a majority of the Committee members present.

6.	The Committee shall review this Charter at least annually and recommend any changes to the Board.

Dated: August 20, 2001, as amended August 23, 2005

APPENDIX B

MONEY MANAGER INFORMATION

The following is a list of names and addresses of the Money Managers for each Fund which is not a fund-of-funds. The money managers are not affiliates of the Funds or the Funds’ service providers other than their management of Fund assets. Each money manager is principally engaged in managing institutional investment accounts. These managers may also serve as managers or advisers to other investment companies unaffiliated with the Trust, other Funds, or to other clients of RIMCo or of Russell Investment Group, including Russell Investment Group’s wholly-owned subsidiary, Russell Trust Company. The Funds may engage or terminate a money manager at any time, subject to the approval of the Funds’ Board of Trustees, without a shareholder vote. A complete list of current money managers for the Funds can also be found at www.Russell.com. Assets not allocated to money managers are managed by RIMCo.

Diversified Equity Fund and Equity I Fund

AllianceBernstein L.P., 1345 Avenue of the Americas, 35th Floor, New York, NY 10105.

Columbus Circle Investors, One Station Place, Metro Center – 8th Floor, Stamford, CT 06902.

Institutional Capital LLC, 225 W. Wacker Drive, Suite 2400, Chicago, IL 60606.

Marsico Capital Management, LLC, 1200 17th Street, Suite 1600, Denver, CO 80202.

MFS Institutional Advisors, Inc., 500 Boylston Street, 21st Floor, Boston, MA 02116-3741.

Montag & Caldwell, Inc., 3455 Peachtree Road, NE, Suite 1200, Atlanta, GA 30326-3248.

Schneider Capital Management Corporation, 460 E. Swedesford Road, Suite 2000, Wayne, PA 19087.

Suffolk Capital Management, LLC, 1633 Broadway, 40th Floor, New York, NY 10019.

Turner Investment Partners, Inc., 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312.

Quantitative Equity Fund and Equity Q Fund

Aronson+Johnson+Ortiz, LP, 230 South Broad Street, 20th Floor, Philadelphia, PA 19102.

Franklin Portfolio Associates, LLC, One Boston Place, 34th Floor, Boston, MA 02108.

Goldman Sachs Asset Management, L.P., 32 Old Slip, 17th Floor, New York, NY 10005.

Jacobs Levy Equity Management, Inc., 100 Campus Drive, P.O. Box 650, Florham Park, NJ 07932-0650.

Tax-Managed Large Cap Fund

Armstrong Shaw Associates Inc., 45 Grove Street, New Canaan, CT 06840.

J.P. Morgan Investment Management Inc., 245 Park Avenue 3rd Floor, New York, NY 10167.

Palisades Investment Partners, LLC, 1453 Third Street Promenade, Suite 310, Santa Monica, CA 90401.

Sands Capital Management, Inc., 1100 Wilson Boulevard, Suite 3050, Arlington, VA 22209.

Turner Investment Partners, Inc., 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312.

Special Growth Fund and Equity II Fund

Berkeley Capital Management LLC, One Bush Street, 12th Floor, San Francisco, CA 94104.

ClariVest Asset Management LLC, 11452 El Camino Real, Suite 250, San Diego, CA 92130.

David J. Greene and Company, LLC, 599 Lexington Avenue, New York, NY 10022-6067.

Delphi Management, Inc., 50 Rowes Wharf, Suite 540, Boston, MA 02110.

Gould Investment Partners LLC, 1235 Westlakes Drive, Suite 280, Berwyn, PA 19312-2412.

Jacobs Levy Equity Management, Inc., 100 Campus Drive, P.O. Box 650, Florham Park, NJ 07932-0650.

PanAgora Asset Management, Inc., 260 Franklin Street, 22nd Floor, Boston, MA 02110.

Tygh Capital Management, Inc., 1211 S.W. Fifth Avenue, Suite 2100 Portland, OR 97204.

Tax-Managed Mid & Small Cap Fund

Chartwell Investment Partners, 1235 Westlakes Drive, Suite 400, Berwyn, PA 19312.

Netols Asset Management, Inc., 1045 West Glen Oaks Lane Suite 3, Mequon, WI 53092.

Parametric Portfolio Associates LLC, 1151 Fairview Avenue North, Seattle, WA 98109.

Turner Investment Partners, Inc., 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312.

Transamerica Investment Management, LLC, Performance Place, Suite 700, 109 North Main Street, Dayton, OH 45402.

Select Growth Fund

Ark Asset Management Co., Inc., 125 Broad Street, New York, NY 10004.

Berkeley Capital Management LLC, One Bush Street, 12th Floor, San Francisco, CA 94104.

Delaware Management Company, a series of Delaware Management Business Trust, 2005 Market Street, Philadelphia, PA 19103-3682.

Fuller & Thaler Asset Management, Inc. 411 Borel Avenue, Suite 300, San Mateo, CA 94402.

Sustainable Growth Advisers, LP, 3 Stamford Plaza, 301 Tresser Blvd, Suite 1310, Stamford, CT 06901.

Turner Investment Partners, Inc., 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312.

Select Value Fund

DePrince, Race & Zollo, Inc., 250 Park Avenue South, Suite 250, Winter Park, FL 32789.

Iridian Asset Management LLC, 276 Post Road West, Westport, CT 06880-4704.

JS Asset Management, LLC, One Tower Bridge 100 Front Street, Suite 501, West Conshohocken, PA 19428.

Systematic Financial Management, L.P., 300 Frank W. Burr Boulevard, Glenpoint East, 7th Floor, Teaneck, NJ 07666-6703.

Real Estate Securities Fund

AEW Management and Advisors, L.P., World Trade Center East, Two Seaport Lane, 16th Floor, Boston, MA 02210-2021.

Cohen & Steers Capital Management, Inc., 280 Park Avenue, 10th Floor, New York, NY 10017-1216.

Heitman Real Estate Securities LLC, 191 North Wacker Drive, Suite 2500, Chicago, IL 60606.

INVESCO Institutional (N.A.), Inc. which acts as a money manager to the Fund through its INVESCO Real Estate division, Three Galleria Tower, Suite 500, 13155 Noel Road, Dallas, TX 75240.

RREEF America L.L.C., The Hancock Building, 875 North Michigan Avenue, 41st Floor, Chicago IL 60611-1901.

Global Equity Fund

Altrinsic Global Advisors, LLC, 100 First Stamford Place, 6th Floor East, Stamford, CT 06902.

ClariVest Asset Management, LLC, 11452 El Camino Real, Suite 250, San Diego, CA 92130.

T. Rowe Price International, Inc., 100 East Pratt Street, Baltimore, MD 21202.

International Securities Fund and International Fund

AllianceBerstein L.P., 1345 Avenue of the Americas, 35th Floor, New York, NY 10105.

Altrinsic Global Advisors, LLC, 100 First Stamford Place, 6th Floor, East, Stamford, CT 06902.

AQR Capital Management, LLC, Two Greenwich Plaza, 3rd Floor, Greenwich, CT 06830.

Axiom International Investors LLC, 55 Railroad Avenue, Greenwich, CT 06830-6378.

Marsico Capital Management, LLC, 1200 17th Street, Suite 1300, Denver, CO 80202.

MFS Institutional Advisors, Inc. 500 Boylston Street, 21st Floor, Boston, MA 02116-3741.

Mondrian Investment Partners Ltd., 80 Cheapside, 3rd Floor, London EC2V 6EE England.

Nicholas-Applegate Capital Management LLC, 600 West Broadway, Suite 2900, San Diego, CA 92101.

Wellington Management Company, LLP, 75 State Street, Boston, MA 02109.

Emerging Markets Fund

AllianceBernstein L.P., 1345 Avenue of the Americas, 35th Floor, New York, NY 10105.

Arrowstreet Capital, Limited Partnership, 44 Brattle Street, 5th Floor, Cambridge MA 02138.

Genesis Asset Managers, LLP, P.O. Box 466 Barclays Court, Les Echelons, St. Peter Port, Guernsey, GY1 6AW Channel Islands.

Harding, Loevner Management, L.P., 50 Division Street, Suite 401, Somerville, NJ 08876.

T. Rowe Price International, Inc., 100 East Pratt Street, Baltimore, MD 21202-1009.

Diversified Bond Fund and Fixed Income I Fund

Bear Stearns Asset Management Inc., 383 Madison Avenue, New York, NY 10179.

Lehman Brothers Asset Management LLC, 200 South Wacker Drive, Suite 2100, Chicago, IL 60606.

Pacific Investment Management Company LLC, 840 Newport Center Drive, Suite 300, P.O. Box 6430, Newport Beach, CA 92660-6430.

Western Asset Management Company, 385 East Colorado Boulevard, Pasadena, CA 91101.

Western Asset Management Company Limited, 10 Exchange Square Primrose Street, London, England EC2A 2EN.

Multistrategy Bond Fund and Fixed Income III Fund

Bear Stearns Asset Management Inc., 383 Madison Avenue, New York, NY 10179.

Delaware Management Company, a series of Delaware Management Business Trust, One Commerce Square, 2005 Market Street, Philadelphia, PA 19103-3682.

Goldman Sachs Asset Management, L.P., 32 Old Slip, 17th Floor, New York, NY 10005.

Morgan Stanley Investment Management Inc., One Tower Bridge, 100 Front Street, Suite 1100, West Conshohocken, PA 19428-2881.

Pacific Investment Management Company LLC, 840 Newport Center Drive, Suite 300, P.O. Box 6430, Newport Beach, CA 92660-6430.

Short Duration Bond Fund

Merganser Capital Management L.P., 99 High Street, Boston, MA 02110-2320.

Pacific Investment Management Company LLC, 840 Newport Center Drive, Suite 300, P.O. Box 6430, Newport Beach, CA 92660-6430.

STW Fixed Income Management, 6185 Carpinteria Avenue, Carpinteria, CA 93013.

Tax Exempt Bond Fund

Delaware Management Company, a series of Delaware Management Business Trust, One Commerce Square, 2005 Market Street, Philadelphia, PA 19103-3682.

Standish Mellon Asset Management Company LLC, Mellon Financial Center, One Boston Place, Suite 3400, Boston, MA 02108-4408.

Russell Multi-Manager Principal Protected Fund

Jacobs Levy Equity Management, Inc., 100 Campus Drive, P.O. Box 650, Florham Park, NJ 07932-0650.

Lehman Brothers Asset Management LLC, 200 South Wacker Drive, Suite 2100, Chicago, IL 60606.

Money Market Fund

Russell Investment Management Company, 909 A Street, Tacoma, WA 98402.

US Government Money Market Fund

Russell Investment Management Company, 909 A Street, Tacoma, WA 98402.

Tax Free Money Market Fund

Neuberger Berman Management Inc., 605 Third Avenue, 2nd Floor, New York, NY 10158-0180.

APPENDIX C

Title of Class of Shares	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class Owned

APPENDIX D

As of June 15, 2007, there were the following number of shares of beneficial interest outstanding of each class of each Fund:

Name of Fund	Number of Shares Outstanding
Equity I Fund:
Class E
Class I
Class Y

Equity II Fund
Class E
Class I
Class Y

Equity Q Fund
Class E
Class I
Class Y

Tax-Managed Large Cap Fund
Class C
Class E
Class S

Tax-Managed Mid & Small Cap Fund
Class C
Class E
Class S

International Fund
Class E
Class I
Class Y

Emerging Markets Fund
Class A
Class C
Class E
Class S

Fixed Income I Fund
Class E
Class I
Class Y

Fixed Income III Fund
Class E
Class I
Class Y

Name of Fund	Number of Shares Outstanding
Money Market Fund
Class A
Class S

Diversified Equity Fund
Class A
Class C
Class E
Class S

Special Growth Fund
Class A
Class C
Class E
Class S

Quantitative Equity Fund
Class A
Class C
Class E
Class S

International Securities Fund
Class A
Class C
Class E
Class S

Real Estate Securities Fund
Class A
Class C
Class E
Class S

Global Equity Fund
Class A
Class C
Class E
Class S

Diversified Bond Fund
Class C
Class E
Class S

Short Duration Bond Fund
Class A
Class C

Name of Fund	Number of Shares Outstanding
Class E
Class S

Multistrategy Bond Fund
Class A
Class C
Class E
Class S

Tax Exempt Bond Fund
Class C
Class E
Class S

US Government Money Market Fund – Class S

Tax Free Money Market Fund – Class S

Select Growth Fund
Class C
Class E
Class S
Class I

Select Value Fund
Class C
Class E
Class S
Class I

Equity Growth Strategy Fund
Class A
Class C
Class E
Class S
Class R1
Class R2
Class R3

Growth Strategy Fund
Class A
Class C
Class E
Class S
Class R1
Class R2
Class R3

Name of Fund	Number of Shares Outstanding
Balanced Strategy Fund
Class A
Class C
Class E
Class S
Class R1
Class R2
Class R3

Moderate Strategy Fund
Class A
Class C
Class E
Class S
Class R1
Class R2
Class R3

Conservative Strategy Fund
Class A
Class C
Class E
Class S
Class R1
Class R2
Class R3

2010 Strategy Fund
Class A
Class E
Class S
Class R1
Class R2
Class R3

2020 Strategy Fund
Class A
Class E
Class S
Class R1
Class R2
Class R3

2030 Strategy Fund
Class A
Class E
Class S
Class R1
Class R2
Class R3

Name of Fund	Number of Shares Outstanding
2040 Strategy Fund
Class A
Class E
Class S
Class R1
Class R2
Class R3

Tax-Managed Global Equity Fund
Class C
Class E
Class S

Russell Multi-Manager Principal Protected Fund
Class A
Class B

APPENDIX E

(d) Liquidation. In the event of the liquidation or dissolution of the Trust or any Sub-Trust existing as of the date of this Amendment No. 8, the Shareholders of each Sub-Trust existing as of the date of this Amendment No. 8 that has been established and designated and that has voted to be liquidated or dissolved, shall be entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to that Sub-Trust over the liabilities belonging to that Sub-Trust; and in the event of the liquidation or dissolution of any Sub-Trust established and designated subsequent to the date of this Amendment No. 8, the Shareholders of such Sub-Trust shall be entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to that Sub-Trust over the liabilities belonging to that Sub-Trust. The assets so distributable to the Shareholders of any particular Sub-Trust shall be distributed among such Shareholders in proportion to the number of Shares of that Sub-Trust held by them and recorded on the books of the Trust. The liquidation of any particular Sub-Trust existing as of the date of this Amendment No. 8 may be authorized by vote of a majority of the Trustees in office on the date of such vote subject to approval of a majority of the outstanding voting shares of that Sub-Trust, as defined in the 1940 Act; and the liquidation of any Sub-Trust established and designated subsequent to the date of this Amendment No. 8 may be authorized by vote of a majority of Trustees in office on the date of such vote without Shareholder approval and subject to notice to Shareholders of that Sub-Trust.

This paragraph shall apply to each Sub-Trust (and any Class of such Sub-Trust) established and designated subsequent to the date of this Amendment No. 8. The termination of a Sub-Trust or Class may be authorized at any time, subject to notice to Shareholders of such Sub-Trust or Class but without Shareholder approval, by a vote of a majority of the Trustees or written instrument executed by a majority of their number then in office. Upon the effective date of the termination of the Sub-Trust or Class, as applicable, which shall commence the period during which the affairs of such Sub-Trust or Class shall be wound up, (1) the Sub-Trust or Class shall carry on no business except for the purpose of winding up its affairs in an orderly manner; (2) the Trustees shall proceed to wind up the affairs of the Sub-Trust or Class; (3) all of the powers of the Trustees under this Agreement shall continue until the affairs of the Trust shall have been wound up, including but not limited to the power to (i) fulfill or discharge the contracts of a Sub-Trust or Class, (ii) collect assets allocated or belonging to such Sub-Trust or Class, (iii) sell, convey, assign, exchange, transfer or otherwise dispose of all or any part of the remaining Trust property allocated or belonging to such Sub-Trust or Class to one or more persons at public or private sale for consideration that may consist in whole or in part of cash, securities, or other property of any kind, (iv) discharge or pay liabilities allocated or belonging to such Sub-Trust or Class, and (v) authorize or take all other acts appropriate to liquidate its business; and (4) after paying or adequately providing for the payment of all liabilities, and upon receipt of such releases, indemnities, and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining property of the terminated Sub-Trust or Class, in cash or in kind or partly each, among the shareholders of the Sub-Trust or Class according to their respective rights. Upon completion of the distribution of the remaining proceeds or the remaining assets as provided above in this paragraph, such Sub-Trust or Class shall terminate and the Trustees and the Trust shall be discharged of any and all further liabilities and duties hereunder and the right, title and interest of all parties with respect to such Sub-Trust or Class shall be canceled and discharged. In connection therewith, the Trustees shall cause such filings to be made with any federal, state and local regulators as is determined by the Trustees or Trust counsel to be necessary or appropriate. This paragraph shall not be construed to imply anything about the manner in which the Trust itself or any Sub-Trust or Class existing as of the date of this Amendment No. 8 may be terminated, wound up and liquidated.

APPENDIX F

Section 7.2 Reorganization. The Trustees may sell, convey, merge and transfer the assets of the Trust, or the assets belonging to any one or more Sub-Trusts, to another trust, partnership, association or corporation organized under the laws of any state of the United States, or to the Trust to be held as assets belonging to another Sub-Trust of the Trust, in exchange for cash, shares or other securities (including, in the case of a transfer to another Sub-Trust of the Trust, Shares of such other Sub-Trust) with such transfer either (1) being made subject to, or with the assumption by the transferee of, the liabilities belonging to each Sub-Trust the assets of which are so transferred, or (2) not being made subject to, or not with the assumption of, such liabilities. No assets belonging to any particular Sub-Trust existing as of the date of this Amendment No. 4 shall be so transferred unless the terms of such transfer shall have first been approved at a meeting called for that purpose by the affirmative vote of the holders of a majority of the outstanding voting Shares, as defined in the 1940 Act, of that Sub-Trust. Subject to the requirements of the 1940 Act, assets belonging to any particular Sub-Trust established and designated subsequent to the date of this Amendment No. 4 may be so transferred without the requirement of Shareholder approval at any time by vote of a majority of the Trustees or written instrument executed by a majority of their number then in office. Following such transfer, the Trustees shall distribute such cash, shares or other securities (giving due effect to the assets and liabilities belonging to and any other differences among the various Sub-Trusts the assets belonging to which have so been transferred) among the Shareholders of the Sub-Trust the assets belonging to which have been so transferred; and if all of the assets of the Sub-Trust have been so transferred, the Sub-Trust shall be terminated.

The Trust, or any one or more Sub-Trusts, may, either as the successor, survivor or non-survivor, (1) consolidate with one or more other trusts, partnerships, associations or corporations organized under the laws of the Commonwealth of Massachusetts or any other state of the United States, to form a new consolidated trust, partnership, association or corporation under the laws of which any one of the constituent entities is organized, or (2) merge into one or more other trusts, partnerships, associations or corporations organized under the laws of the Commonwealth of Massachusetts or any other state of the United States, or have one or more such trusts, partnerships, associations or corporations merged into it, any such consolidation or merger to be upon such terms and conditions as are specified in an agreement and plan of reorganization entered into by the Trust, or one or more Sub-Trusts as the case may be, in connection therewith. The terms “merge” or “merger” as used herein shall also include the purchase or acquisition of any assets of any other trust, partnership, association or corporation which is an investment company organized under the laws of the Commonwealth of Massachusetts or any other state of the United States. Any such consolidation or merger shall require the affirmative vote of the holders of a majority of the outstanding voting Shares, as defined in the 1940 Act, of each Sub-Trust existing as of the date of this Amendment No. 4 which may reasonably be foreseen to be materially adversely affected thereby. Any such consolidation or merger of any Sub-Trust established and designated subsequent to the date of this Amendment No 4 may be authorized without the requirement of Shareholder approval at any time by vote of a majority of the Trustees or written instrument executed by a majority of their number then in office. The Trustees shall provide notice to affected Shareholders of a reorganization effected under this Section 7.2.

APPENDIX G

US GOVERNMENT MONEY MARKET FUND

PLAN OF LIQUIDATION AND DISSOLUTION OF SUB-TRUST

This Plan of Liquidation and Dissolution of Sub-Trust (the "Plan") is made by Russell Investment Company (the "Trust"), a Massachusetts business trust, with respect to US Government Money Market Fund (the "Sub-Trust"), a separate series of shares of beneficial interest, and a segregated portfolio of assets, of the Trust. The Sub-Trust is a series of an investment company registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"). This Plan is intended to accomplish the complete liquidation and dissolution of the Sub-Trust in conformity with all provisions of Massachusetts law, the Investment Company Act, the Internal Revenue Code of 1986, as amended (the "Code"), and the Trust’s Amended and Restated Master Trust Agreement dated the 19th day of August, 2002, (the "Master Trust Agreement").

WHEREAS, under the terms of the Master Trust Agreement, approval of a proposal to liquidate the Sub-Trust requires the affirmative vote of a majority of the outstanding voting shares of the Sub-Trust, as defined in the Investment Company Act;

WHEREAS, the Trust’s Board of Trustees (the "Trustees") have determined, on behalf of the Sub-Trust, that it is in the best interests of the Sub-Trust and its shareholders to liquidate and dissolve the Sub-Trust; and

WHEREAS, at a meeting of the Trust’s Trustees on May 22, 2007, this Plan as the method of liquidating and dissolving the Sub-Trust in accordance with applicable provisions of Massachusetts law and the Trust’s Master Trust Agreement, including but not limited to Article IV, Section 4.2(d) of the Master Trust Agreement, was considered and adopted;

NOW, THEREFORE, the liquidation and dissolution of the Sub-Trust shall be carried out in the manner hereinafter set forth.

1. Effective Date of Plan. This Plan shall become effective with respect to the Sub-Trust on May 22, 2007 (the "Effective Date"). This Plan shall not become effective if it has not been adopted by a majority of the Trustees of the Trust.

2. Liquidation. As soon as practicable following the Effective Date, the Sub-Trust shall be liquidated in accordance with Section 331 of the Code (the "Liquidation").

3. Cessation of Business. Upon the Effective Date, the Sub-Trust shall not engage in any business activities, except for the purposes of winding up its business and affairs, and shall distribute the Sub-Trust’s assets to its shareholders in accordance with the provisions of this Plan; provided, however, that the Sub-Trust may continue to carry on its activities as an investment company, as described in its current prospectus, with regard to its existing shareholders and assets, until the final liquidating distribution to its shareholders has been made.

4. Restriction of Transfer and Redemption of Shares. The proportionate interests of shareholders in the assets of the Sub-Trust shall be fixed on the basis of their respective shareholdings at the close of business on October 23, 2007. On such date, the books of the Sub-Trust shall be closed. Thereafter, unless the books are reopened because the Plan cannot be carried into effect under the laws of the Commonwealth of Massachusetts or otherwise, the shareholders' respective interests in the Sub-Trust’s assets shall not be transferable or redeemable.

5. Liquidation of Assets. As soon as it is reasonable and practicable after the Effective Date, but in no event later than October 31, 2007 (the "Liquidation Period"), all portfolio securities of the Sub-Trust not already converted to cash or cash equivalents shall be converted to cash or cash equivalents.

6. Liabilities. During the Liquidation Period, the Sub-Trust shall pay, discharge, or otherwise provide for the payment or discharge of, any and all liabilities and obligations of the Sub-Trust. If the Sub-Trust is unable to pay, discharge or otherwise provide for any liabilities of the Sub-Trust during the Liquidation Period, the Sub-Trust may (i) retain cash or cash equivalents in an amount that it estimates is necessary to discharge any unpaid liabilities and obligations of the Sub-Trust on the Sub-Trust’s books as of the Liquidation Date (as defined in paragraph 7), including, but not limited to, income dividends and capital gains distributions, if any, payable for the period prior to the Liquidation Date, and (ii) pay such contingent liabilities as the Trustees shall reasonably deem to exist against the assets of the Sub-Trust on the Sub-Trust’s books.

7. Distribution to Shareholders. Upon termination of the Liquidation Period (the "Liquidation Date"), the Sub-Trust’s assets will be distributed ratably among the Sub-Trust’s shareholders of record in one or more cash payments. The first distribution of the Sub-Trust’s assets is expected to consist of cash representing substantially all the assets of the Sub-Trust, less the amount reserved to pay creditors of the Sub-Trust.

If the Trustees are unable to make distributions to all of the Sub-Trust’s shareholders because of the inability to locate shareholders to whom distributions in cancellation and redemption of Sub-Trust shares are payable, the Trustees may create, in the name and on behalf of the Sub-Trust, a trust with a financial institution and, subject to applicable abandoned property laws, deposit any remaining assets of the Sub-Trust in such trust for the benefit of the shareholders.

8. Receipt of Cash or Other Distributions After the Liquidation Date. Following the Liquidation Date, if the Sub-Trust receives any form of cash or is entitled to any other distributions that it had not recorded on its books on or before the Liquidation Date, except as otherwise described below, such cash or other distribution will be disbursed in the following manner:

a. The Trust will determine the shareholders of record of the Sub-Trust as of the Effective Date of the Plan.

b. The Trust will then identify the shareholders of record as of the Effective Date who would be entitled to a pro rata share of the cash or distribution received by the Sub-Trust (net of all expenses associated with effecting the disposition of such cash or distribution).

c. The Trust will then be responsible for disbursing to each such shareholder of record, identified in accordance with paragraph 8.b above, their pro rata portion of the cash.

d. If there are no shareholders entitled to receive such proceeds, any cash or distribution will be distributed proportionately among the remaining Sub-Trust of the Trust based on the net assets of each Sub-Trust.

9. Satisfaction of Federal Income and Excise Tax Distribution Requirements. At or immediately prior to the Liquidation Date, the Sub-Trust shall, if necessary, have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the shareholders of the Sub-Trust all of the Sub-Trust’s investment company taxable income for taxable years ending at or prior to the Liquidation Date (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending at or prior to the Liquidation Date (after reduction for any capital loss carry-forward) and any additional amounts necessary to avoid any excise tax for such periods.

10. Powers of Trustees. The Trust’s Trustees and, subject to the direction of the Trustees, its officers shall have authority to do or authorize any or all acts as provided for in this Plan and any and all such further acts as they may consider necessary or desirable to carry out the purposes of the Plan, including, without limitation, the execution and filing of all certificates, documents, information returns, tax returns, forms and other papers which may be necessary or appropriate to implement the Plan or which may be required by the provisions of the Investment Company Act or any other applicable laws. The death, resignation or disability of any Trustee or any officer of the Trust shall not impair the authority of the surviving or remaining Trustees or officers to exercise any of the powers provided for in the Plan.

11. Amendment of Plan. The Trustees shall have the authority at any time to authorize variations from or amendments to the provisions of the Plan as may be necessary or appropriate to effect the liquidation of the Sub-Trust, and the distribution of the Sub-Trust’s net assets to its shareholders in accordance with the laws of the Commonwealth of Massachusetts, the Investment Company Act, the Code, and the Master Trust Agreement, if the Trustees determine that such action would be advisable and in the best interests of the Sub-Trust and its shareholders.

12. Termination of Plan. This Plan and the transactions contemplated hereby may be terminated and abandoned by resolution of the Trust’s Trustees at any time prior to the Liquidation Date if circumstances should develop that, in the opinion of the Trustees in their sole discretion, make proceeding with this Plan inadvisable for the Sub-Trust.

13. Filings. As soon as practicable after the final distribution of the Sub-Trust’s assets to shareholders, the Trust shall file notice of liquidation and dissolution of the Sub-Trust and any other documents as are necessary to effect the liquidation and dissolution of the Sub-Trust in accordance with the requirements of the Trust’s Master Trust Agreement, Massachusetts law, the Code, any applicable securities laws, and any rules and regulations of the U.S. Securities and Exchange Commission or any state securities commission, including, without limitation, withdrawing any qualification to conduct business in any state in which the Sub-Trust is so qualified, as well as the preparation and filing of any tax returns, including, but not limited to the Sub-Trust’s final income tax returns, Forms 966, 1096 and 1099.

14. Further Assurances. The Trust shall take such further action, prior to, at, and after the Liquidation Date, as may be necessary or desirable and proper to consummate the transactions contemplated by this Plan.

15. Governing Law. This Plan shall be governed and construed in accordance with the laws of the Commonwealth of Massachusetts.

RUSSELL INVESTMENT COMPANY
on behalf of US Government Money Market Fund

By:
Name:
Title:

APPENDIX H

TAX FREE MONEY MARKET FUND

PLAN OF LIQUIDATION AND DISSOLUTION OF SUB-TRUST

This Plan of Liquidation and Dissolution of Sub-Trust (the "Plan") is made by Russell Investment Company (the "Trust"), a Massachusetts business trust, with respect to Tax Free Money Market Fund (the "Sub-Trust"), a separate series of shares of beneficial interest, and a segregated portfolio of assets, of the Trust. The Sub-Trust is a series of an investment company registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"). This Plan is intended to accomplish the complete liquidation and dissolution of the Sub-Trust in conformity with all provisions of Massachusetts law, the Investment Company Act, the Internal Revenue Code of 1986, as amended (the "Code"), and the Trust’s Amended and Restated Master Trust Agreement dated the 19th day of August, 2002, (the "Master Trust Agreement").

WHEREAS, under the terms of the Master Trust Agreement, approval of a proposal to liquidate the Sub-Trust requires the affirmative vote of a majority of the outstanding voting shares of the Sub-Trust, as defined in the Investment Company Act;

WHEREAS, the Trust’s Board of Trustees (the "Trustees") have determined, on behalf of the Sub-Trust, that it is in the best interests of the Sub-Trust and its shareholders to liquidate and dissolve the Sub-Trust; and

WHEREAS, at a meeting of the Trust’s Trustees on May 22, 2007, this Plan as the method of liquidating and dissolving the Sub-Trust in accordance with applicable provisions of Massachusetts law and the Trust’s Master Trust Agreement, including but not limited to Article IV, Section 4.2(d) of the Master Trust Agreement, was considered and adopted;

NOW, THEREFORE, the liquidation and dissolution of the Sub-Trust shall be carried out in the manner hereinafter set forth.

1. Effective Date of Plan. This Plan shall become effective with respect to the Sub-Trust on May 22, 2007 (the "Effective Date"). This Plan shall not become effective if it has not been adopted by a majority of the Trustees of the Trust.

2. Liquidation. As soon as practicable following the Effective Date, the Sub-Trust shall be liquidated in accordance with Section 331 of the Code (the "Liquidation").

3. Cessation of Business. Upon the Effective Date, the Sub-Trust shall not engage in any business activities, except for the purposes of winding up its business and affairs, and shall distribute the Sub-Trust’s assets to its shareholders in accordance with the provisions of this Plan; provided, however, that the Sub-Trust may continue to carry on its activities as an investment company, as described in its current prospectus, with regard to its existing shareholders and assets, until the final liquidating distribution to its shareholders has been made.

4. Restriction of Transfer and Redemption of Shares. The proportionate interests of shareholders in the assets of the Sub-Trust shall be fixed on the basis of their respective shareholdings at the close of business on October 23, 2007. On such date, the books of the Sub-Trust shall be closed. Thereafter, unless the books are reopened because the Plan cannot be carried into effect under the laws of the Commonwealth of Massachusetts or otherwise, the shareholders' respective interests in the Sub-Trust’s assets shall not be transferable or redeemable.

5. Liquidation of Assets. As soon as it is reasonable and practicable after the Effective Date, but in no event later than October 31, 2007 (the "Liquidation Period"), all portfolio securities of the Sub-Trust not already converted to cash or cash equivalents shall be converted to cash or cash equivalents.

6. Liabilities. During the Liquidation Period, the Sub-Trust shall pay, discharge, or otherwise provide for the payment or discharge of, any and all liabilities and obligations of the Sub-Trust. If the Sub-Trust is unable to pay, discharge or otherwise provide for any liabilities of the Sub-Trust during the Liquidation Period, the Sub-Trust may (i) retain cash or cash equivalents in an amount that it estimates is necessary to discharge any unpaid liabilities and obligations of the Sub-Trust on the Sub-Trust’s books as of the Liquidation Date (as defined in paragraph 7), including, but not limited to, income dividends and capital gains distributions, if any, payable for the period prior to the Liquidation Date, and (ii) pay such contingent liabilities as the Trustees shall reasonably deem to exist against the assets of the Sub-Trust on the Sub-Trust’s books.

7. Distribution to Shareholders. Upon termination of the Liquidation Period (the "Liquidation Date"), the Sub-Trust’s assets will be distributed ratably among the Sub-Trust’s shareholders of record in one or more cash payments. The first distribution of the Sub-Trust’s assets is expected to consist of cash representing substantially all the assets of the Sub-Trust, less the amount reserved to pay creditors of the Sub-Trust.

If the Trustees are unable to make distributions to all of the Sub-Trust’s shareholders because of the inability to locate shareholders to whom distributions in cancellation and redemption of Sub-Trust shares are payable, the Trustees may create, in the name and on behalf of the Sub-Trust, a trust with a financial institution and, subject to applicable abandoned property laws, deposit any remaining assets of the Sub-Trust in such trust for the benefit of the shareholders.

8. Receipt of Cash or Other Distributions After the Liquidation Date. Following the Liquidation Date, if the Sub-Trust receives any form of cash or is entitled to any other distributions that it had not recorded on its books on or before the Liquidation Date, except as otherwise described below, such cash or other distribution will be disbursed in the following manner:

a. The Trust will determine the shareholders of record of the Sub-Trust as of the Effective Date of the Plan.

b. The Trust will then identify the shareholders of record as of the Effective Date who would be entitled to a pro rata share of the cash or distribution received by the Sub-Trust (net of all expenses associated with effecting the disposition of such cash or distribution).

c. The Trust will then be responsible for disbursing to each such shareholder of record, identified in accordance with paragraph 8.b above, their pro rata portion of the cash.

d. If there are no shareholders entitled to receive such proceeds, any cash or distribution will be distributed proportionately among the remaining Sub-Trust of the Trust based on the net assets of each Sub-Trust.

9. Satisfaction of Federal Income and Excise Tax Distribution Requirements. At or immediately prior to the Liquidation Date, the Sub-Trust shall, if necessary, have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the shareholders of the Sub-Trust all of the Sub-Trust’s investment company taxable income for taxable years ending at or prior to the Liquidation Date (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending at or prior to the Liquidation Date (after reduction for any capital loss carry-forward) and any additional amounts necessary to avoid any excise tax for such periods.

10. Powers of Trustees. The Trust’s Trustees and, subject to the direction of the Trustees, its officers shall have authority to do or authorize any or all acts as provided for in this Plan and any and all such further acts as they may consider necessary or desirable to carry out the purposes of the Plan, including, without limitation, the execution and filing of all certificates, documents, information returns, tax returns, forms and other papers which may be necessary or appropriate to implement the Plan or which may be required by the provisions of the Investment Company Act or any other applicable laws. The death, resignation or disability of any Trustee or any officer of the Trust shall not impair the authority of the surviving or remaining Trustees or officers to exercise any of the powers provided for in the Plan.

11. Amendment of Plan. The Trustees shall have the authority at any time to authorize variations from or amendments to the provisions of the Plan as may be necessary or appropriate to effect the liquidation of the Sub-Trust, and the distribution of the Sub-Trust’s net assets to its shareholders in accordance with the laws of the Commonwealth of Massachusetts, the Investment Company Act, the Code, and the Master Trust Agreement, if the Trustees determine that such action would be advisable and in the best interests of the Sub-Trust and its shareholders.

12. Termination of Plan. This Plan and the transactions contemplated hereby may be terminated and abandoned by resolution of the Trust’s Trustees at any time prior to the Liquidation Date if circumstances should develop that, in the opinion of the Trustees in their sole discretion, make proceeding with this Plan inadvisable for the Sub-Trust.

13. Filings. As soon as practicable after the final distribution of the Sub-Trust’s assets to shareholders, the Trust shall file notice of liquidation and dissolution of the Sub-Trust and any other documents as are necessary to effect the liquidation and dissolution of the Sub-Trust in accordance with the requirements of the Trust’s Master Trust Agreement, Massachusetts law, the Code, any applicable securities laws, and any rules and regulations of the U.S. Securities and Exchange Commission or any state securities commission, including, without limitation, withdrawing any qualification to conduct business in any state in which the Sub-Trust is so qualified, as well as the preparation and filing of any tax returns, including, but not limited to the Sub-Trust’s final income tax returns, Forms 966, 1096 and 1099.

14. Further Assurances. The Trust shall take such further action, prior to, at, and after the Liquidation Date, as may be necessary or desirable and proper to consummate the transactions contemplated by this Plan.

15. Governing Law. This Plan shall be governed and construed in accordance with the laws of the Commonwealth of Massachusetts.

RUSSELL INVESTMENT COMPANY
on behalf of Tax Free Money Market Fund

By:
Name:
Title:

PROXY	PROXY

RUSSELL INVESTMENT COMPANY

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER 3, 2007

The undersigned, having received Notice of the Special Meeting of Shareholders of Russell Investment Company to be held on October 3, 2007, at 10:00 a.m., Pacific Time, at the offices of Russell Investment Company located at 909 A Street, Tacoma, Washington and the related proxy statement, and hereby revoking all Proxies heretofore given with respect to shares to be voted at the Special Meeting, hereby appoints each of Mary Beth Rhoden, Gregory Lyons, Mark Swanson and David Craig, or any of them, as Proxies of the undersigned with power to act without the others and with full power of substitution, to vote on behalf of the undersigned as indicated on this proxy card all of the shares of any Fund of Russell Investment Company which the undersigned is entitled to vote at the Special Meeting and at any adjournment or postponement thereof, as fully as the undersigned would be entitled to vote if personally present.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. Shares will be voted as you specify. The Board of Trustees recommends that you vote FOR each proposal. IF THIS PROXY CARD IS SIGNED, DATED AND RETURNED WITH NO CHOICE INDICATED AS TO ONE OR MORE PROPOSALS ON WHICH SHARES REPRESENTED BY THIS PROXY CARD ARE ENTITLED TO BE VOTED, SUCH SHARES SHALL BE VOTED FOR EACH PROPOSAL. The Proxies are authorized in their discretion to transact such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

VOTE VIA TELEPHONE: 1-866-241-6192
VOTE VIA THE INTERNET: https://vote.proxy-direct.com
999 9999 9999 999
NOTE: Please sign exactly as your name appears on this Proxy Card and date. If signing for estates, trusts or corporations, title or capacity should be stated. If shares are held jointly, each holder should sign.

Signature

Signature (if held jointly)

Date	RIC_17636

FUND	FUND
2010 Strategy	2020 Strategy
2030 Strategy	2040 Strategy
Balanced Strategy	Conservative Strategy
Diversified Bond	Diversified Equity
Emerging Markets	Equity Growth Strategy
Equity I	Equity II
Equity Q	Fixed Income I
Fixed Income III	Global Equity
Growth Strategy	International
International Securities	Moderate Strategy
Money Market	Russell Multi-Manager Principal Protected
Multistrategy Bond	Quantitative Equity
Real Estate Securities	Select Growth
Select Value	Short Duration Bond
Special Growth	Tax Exempt Bond
Tax Free Money Market	Tax-Managed Global Equity
Tax-Managed Large Cap	Tax-Managed Mid & Small Cap
US Government Money Market

VOTING OPTIONS

Read your proxy statement and have it at hand when voting.

VOTE ON THE INTERNET Log on to: https://vote.proxy-direct.com Follow the on-screen instructions available 24 hours	VOTE BY PHONE Call 1-866-241-6192 Follow the recorded instructions available 24 hours	VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope	VOTE IN PERSON Attend Shareholder Meeting 909 A Street Tacoma, WA on October 3, 2007

Please vote by filling in the appropriate box below. If you do not mark one or more proposals, your Proxy will be voted FOR each such proposal.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:  ■

☐ To vote FOR all Funds on all Proposals mark this box. (No other vote is necessary.)

1.	Elect eight members of the Board of Trustees of the Trust:

				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01 Greg Stark	02 Thaddas Alston	03 Kristianne Blake	04 Daniel P. Connealy	☐	☐	☐
05 Jonathan Fine	06 Raymond P. Tennison, Jr.	07 Jack R. Thompson	08 Julie W. Weston

Instruction: To withhold authority to vote for any individual nominee, mark the “For All Except” box and write the number and name of any such nominee on the line provided.  _______________________________________________________________

2.	Approve changes to the Liquidation Provision of the Amended and Restated Master Trust Agreement of the Trust to provide an exception from the shareholder approval requirement for each fund:

☐  To vote all Funds FOR;    ☐   to vote all Funds AGAINST;  ☐  to ABSTAIN votes for all Funds; or vote separately by Fund below.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
2010 Strategy	☐	☐	☐	2020 Strategy	☐	☐	☐
2030 Strategy	☐	☐	☐	2040 Strategy	☐	☐	☐
Balanced Strategy	☐	☐	☐	Conservative Strategy	☐	☐	☐
Diversified Bond	☐	☐	☐	Diversified Equity	☐	☐	☐
Emerging Markets	☐	☐	☐	Equity Growth Strategy	☐	☐	☐
Equity I	☐	☐	☐	Equity II	☐	☐	☐
Equity Q	☐	☐	☐	Fixed Income I	☐	☐	☐
Fixed Income III	☐	☐	☐	Growth Strategy	☐	☐	☐
International	☐	☐	☐	International Securities	☐	☐	☐
Moderate Strategy	☐	☐	☐	Money Market	☐	☐	☐
Russell Multi-Manager Principal Protected	☐	☐	☐	Multistrategy Bond	☐	☐	☐
Quantitative Equity	☐	☐	☐	Real Estate Securities	☐	☐	☐
Select Growth	☐	☐	☐	Select Value	☐	☐	☐
Short Duration Bond	☐	☐	☐	Special Growth	☐	☐	☐
Tax Exempt Bond	☐	☐	☐	Tax Free Money Market	☐	☐	☐
Tax Managed Global Equity	☐	☐	☐	Tax-Managed Large Cap	☐	☐	☐
Tax-Managed Mid & Small Cap	☐	☐	☐	US Government Money Market	☐	☐	☐

3.	Approve changes to the Reorganization Provision of the Amended and Restated Master Trust Agreement of the Trust to provide an exception from the shareholder approval requirement for each fund:

☐  To vote all Funds FOR;     ☐  to vote all Funds AGAINST;  ☐  to ABSTAIN votes for all Funds;     or vote separately by Fund below.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
2010 Strategy	☐	☐	☐	2020 Strategy	☐	☐	☐
2030 Strategy	☐	☐	☐	2040 Strategy	☐	☐	☐
Balanced Strategy	☐	☐	☐	Conservative Strategy	☐	☐	☐
Diversified Bond	☐	☐	☐	Diversified Equity	☐	☐	☐
Emerging Markets	☐	☐	☐	Equity Growth Strategy	☐	☐	☐
Equity I	☐	☐	☐	Equity II	☐	☐	☐
Equity Q	☐	☐	☐	Fixed Income I	☐	☐	☐
Fixed Income III	☐	☐	☐	Growth Strategy	☐	☐	☐
International	☐	☐	☐	International Securities	☐	☐	☐
Moderate Strategy	☐	☐	☐	Money Market	☐	☐	☐
Russell Multi-Manager Principal Protected	☐	☐	☐	Multistrategy Bond	☐	☐	☐
Quantitative Equity	☐	☐	☐	Real Estate Securities	☐	☐	☐
Select Growth	☐	☐	☐	Select Value	☐	☐	☐
Short Duration Bond	☐	☐	☐	Special Growth	☐	☐	☐
Tax Exempt Bond	☐	☐	☐	Tax Free Money Market	☐	☐	☐
Tax-Managed Global Equity	☐	☐	☐	Tax-Managed Large Cap	☐	☐	☐
Tax-Managed Mid & Small Cap	☐	☐	☐	US Government Money Market	☐	☐	☐

4.	Approve a change in status of the Real Estate Securities Fund from a “diversified company” to a “non-diversified company”.

	FOR	AGAINST	ABSTAIN
Real Estate Securities	☐	☐	☐

5.	Approve the Liquidation of US Government Money Market Fund.

	FOR	AGAINST	ABSTAIN
US Government Money Market	☐	☐	☐

6.	Approve the Liquidation of Tax Free Money Market Fund.

	FOR	AGAINST	ABSTAIN
Tax Free Money Market	☐	☐	☐

EVERY SHAREHOLDER’S VOTE IS IMPORTANT! PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD TODAY!